Exhibit 10


                           PURCHASE AND SALE AGREEMENT

                                       for

                               REEF VENTURES, L.P.


                                 by and between


                            IMPACT INTERNATIONAL, LLC
                                   ("Impact")

                                     - and -

                             COAHUILA PIPELINE, LLC
                                  ("Coahuila")

                               (jointly "Seller")

                                     - and -

                         TIDELANDS OIL & GAS CORPORATION
                                  ("Tidelands")

                                     - and -

                             ARRECEFE MANAGEMENT LLC
                                  ("Arrecefe")

                                (jointly "Buyer")




                               Dated: May 25, 2004

                         INDEX OF EXHIBITS AND SCHEDULES
                         -------------------------------



1.       Exhibits
         --------

         Exhibit A       -      Tidelands Note

         Exhibit B       -      Deed of Trust

         Exhibit C       -      Partnership Guaranty

         Exhibit D       -      Pledge Agreement

         Exhibit E       -      Partnership Financial Statements

         Exhibit F-1     -      Assignment of GP Units

         Exhibit F-2     -      Assignment of Impact Units

         Exhibit F-3     -      Assignment of 2003 LOI

         Exhibit F-4     -      Assignment of 2003 P&S

         Exhibit F-5     -      Assignment of Gas Purchase Agreement

         Exhibit F-6     -      Amendment to Certificate of Limited Partnership

         Exhibit F-7     -      Amendment to Agreement of Limited Partnership

         Exhibit G-1     -      First Amendment to Stock Purchase Warrant

         Exhibit G-2     -      First Amendment to Registration Rights Agreement

         Exhibit H       -      Termination Agreement

         Exhibit I       -      Mutual Release

2.       Schedules
         ---------

         3.1(a)(vii) - Approved AFE(s)

                           PURCHASE AND SALE AGREEMENT


         This Purchase and Sale Agreement (the "Agreement") is dated and effective as of the 25th day of May, 2004, at 8:00 a.m., Central Daylight Savings Time (the "Effective Time"), by and among IMPACT INTERNATIONAL, LLC, an Oklahoma limited liability company, 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 ("Impact"); COAHUILA PIPELINE, LLC, an Oklahoma limited liability company, 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 ("Coahuila") Impact and Coahuila being sometimes jointly referred to herein as "Seller;" TIDELANDS OIL & GAS CORPORATION, a Nevada corporation, 1862 West Bitters, Building 1, San Antonio, Texas 78248 ("Tidelands"), and ARRECEFE MANAGEMENT LLC, a Texas limited liability company, 1862 West Bitters, Building 1, San Antonio, Texas 78248 ("Arrecefe"), Tidelands and Arrecefe being sometimes jointly referred to herein as "Buyer."

                                    RECITALS:

         A. Reef Ventures, L.P. (the "Partnership") was formed under the laws of the State of Texas pursuant to that Certificate of Limited Partnership filed with the Texas Secretary of State on April 9, 2003, and an Agreement of Limited Partnership dated and effective April 16, 2003 at 8:00 a.m. (the "Partnership Agreement"), by and among Coahuila, as General Partner, and Impact, Tidelands and Blackrock Capital Corporation ("Blackrock"), as Limited Partners. Capitalized terms not defined in this Agreement shall have the meanings given them in the Partnership Agreement.

         B. Coahuila is the General Partner of the Partnership and is the owner of ten (10) Units (the "GP Units"), being one percent (1%) of all Units in the Partnership issued and outstanding as of the Effective Time.

         C. Impact is a Limited Partner in the Partnership and is the owner of 720 Units (the "Impact Units"), being seventy-two percent (72%) of all Units in the Partnership issued and outstanding as of the Effective Time.

         D. For purposes hereof, the term "Sold Units" shall jointly refer to the GP Units and Impact Units.

         E. Coahuila wishes to sell the GP Units to Arrecefe and Arrecefe wishes to purchase the GP Units from Coahuila under the terms set forth below.

         F. Impact wishes to sell the Impact Units to Tidelands and Tidelands wishes to purchase the Impact Units from Impact under the terms set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are mutually agreed to among the parties hereto, Seller and Buyer agree as follows:

1. Interests to be Purchased and Sold. Arrecefe agrees to purchase and Coahuilla agrees to sell, for the consideration hereinafter set forth and subject to the terms herein contained, all right, title and interest of Coahuilla in the Partnership as of the Effective Time. Tidelands agrees to purchase and Impact agrees to sell for the consideration hereinafter set forth and subject to the terms herein contained, all right, title and interest of Impact in the Partnership as of the Effective Time.

2.       Purchase Price.

         (a) GP Units. The Purchase Price for the GP Units shall be Ten and 00/100th Dollars ($10.00), payable by Arrecefe to Coahuila in cash at Closing (hereinafter defined).

         (b) Impact Units. The Purchase Price for the Impact Units shall be $6,523,773.30, payable as follows:

                  (i) At Closing, Tidelands will execute a promissory note to Impact in the form attached hereto as Exhibit A ("Tidelands Note");

                  (ii) The Tidelands Note shall be secured by (A) a deed of trust (the "Deed of Trust") from the Partnership to Impact, covering the pipeline and related facilities, easements, rights-of-way and the Gas Contract (hereinafter defined) which comprise the project, being that 12-inch pipeline Project for transporting natural gas from Eagle Pass, Texas to Piedras Negras, Mexico, as defined in the Partnership Agreement, a copy of said Deed of Trust being attached hereto as Exhibit B, (B) a guaranty of payment and performance from the Partnership in the form attached hereto as Exhibit C (the "Partnership Guaranty"), and (C) a pledge agreement whereby the Partnership pledges to Impact its 100% membership interest in Reef, such pledge agreement being in the form attached hereto as Exhibit D (the "Pledge Agreement").

3.       Representations of Seller.

         (a) Representations. Seller hereby represents and warrants to Buyer that:

                  (i) Organization and Qualifications. (A) Impact is a limited liability company duly formed and validly existing under the law and jurisdiction of Oklahoma,
                           (B) Coahuila is a limited liability company duly formed and validly existing under the laws and jurisdiction of Oklahoma, and (C) the Partnership is a limited partnership duly formed and validly existing under the laws and jurisdiction of Texas.

                  (ii) Due Authorization. Seller has full power to enter into and perform its obligations under this Agreement and has taken all proper action to authorize entering into this Agreement and performing its obligations hereunder.


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

                  (iii) Approvals. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with the terms hereof, will result in any default under any agreement or instrument to which Seller or the Partnership is a party, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or the Partnership.

                  (iv) Valid, Binding and Enforceable. This Agreement constitutes and the Assignments and other agreements and documents executed by the Seller as provided for herein to be delivered at Closing will, when executed and delivered, constitute the legal, valid and binding obligation of Seller, enforceable in accordance with their respective terms.

                  (v) Litigation. For the period commencing April 16, 2003 at 8:00 a.m. and ending as of the Effective Time (the "Impact Operating Period"), there are no pending suits, actions, or other proceedings (including arbitration proceedings) in which Seller and the Partnership, or either of them, are a party (or, to Seller's knowledge, which have been threatened to be instituted against Seller and/or the Partnership).

                  (vi) Financial Statements. Exhibit E sets forth the audited financial statements of the Partnership as of December 31, 2003, and the related statements of income and retained earnings, together with the notes thereto (collectively, the "Financial Statements"). The December 31, 2003 balance sheet that comprises a part of the Financial Statements is hereinafter referred to as the "Balance Sheet." The Financial Statements, together with all other financial statements of the Partnership delivered by Seller to Buyer, are correct and complete in all material respects for the periods stated therein and fairly present the financial position and results of operations of the Partnership as of the dates and for the periods indicated, but in any event limited to the Impact Operating Period.

                  (vii) Absence of Undisclosed Liabilities. As of the Closing Date, the Partnership will not have any liabilities or obligations, secured or unsecured, accrued or contingent, known or unknown, except as and to the extent (A) reflected or reserved against in the most recent of the Financial Statements or as disclosed in this Agreement and the Exhibits hereto, (B) Seller has committed, on behalf of the Partnership, to the capital expenditures set forth in Schedule 3(a)(vii) hereof (the "Approved AFEs"), or (C) such liabilities and/or obligations arose before the Impact Operating Period. Seller has received no notice of any liability or obligation excepted under clause (C) above.

                  (viii) Interim Operations. Since the date of the Financial Statements, the business of the Partnership has been conducted only in the ordinary and usual course consistent with past practice. Since the date of the Balance Sheet, there have not been, to the best of Seller's information and belief, any material adverse changes in the financial condition, assets or results of operations of the Partnership. Seller is not aware of any circumstances, other than the Quirk Deed and BNC Assignment addressed in Section 3.1(a)(xviii) below, which may cause the Partnership to suffer any material adverse change in its business and operations.

                  (ix)     Permits.  Solely with respect to the Impact Operating
                           Period:

                           (a) The Permits, as such term is defined in that Purchase and Sale Agreement for Reef Marketing, L.L.C. and Reef International, L.L.C. by and between Tidelands, as Seller, and Impact and Coahuila, as Buyer, dated April 16, 2003 (the "2003 P&S") are in full force and effect.

                           (b) Reef and the Partnership are in full compliance with all terms and conditions of the Permits, the failure with which to comply would have a materially adverse effect  on (i) Reef  International,  as Reef
                                    International  is currently  operated,  (ii)
                                    the  Partnership,   or  (iii)  the  Project.
                                    Neither Seller, the Partnership nor Reef has
                                    received during the Impact  Operating Period
                                    any notice of any violation  (either  before
                                    or during such  period) of the  Permits,  or
                                    any  past,   present  or  future  events  or
                                    conditions    which   may   interfere   with
                                    continued  compliance with the Permits.

                  (x)      Taxes.

                           (a) The Partnership has duly filed all tax reports and returns required to be filed during the Impact Operating Period and has duly paid all taxes and other charges due or claimed to be due during the Impact Operating Period by federal, state, local or foreign taxing authorities.

                           (b) The reserves for taxes reflected in the Balance Sheet, if any, are reasonably believed by Seller to be adequate and there are no tax liens upon the Partnership, or any of its assets, attributable to the Impact Operating Period, except liens for current taxes not yet due.

                           (c)      No issue  has been  raised  by the  Internal
                                    Revenue   Service   (the   "IRS")   in   any
                                    examination of the Partnership's federal income tax return applicable to the Impact Operating Period which reasonably could be expected to result in a proposed deficiency for any period not so examined by the IRS. Furthermore, no state of facts exists or has existed which would constitute grounds for the assessment of any tax liability against the Partnership with respect to the Impact Operating Period.

                  (xi) Liens and Encumbrances. The GP Units can and will be delivered by Coahuila to Arrecefe at Closing free and clear of all liens and encumbrances. The Impact Units can and will be delivered by Impact to Tidelands at Closing free and clear of all liens and encumbrances. The assets of the Partnership are free and clear of all liens and encumbrances created by, through and under Seller or the Partnership during the Impact Operating Period, but not otherwise. There are no claims, pending liabilities or contingent liabilities created by Seller or the Partnership during the Impact Operating Period which could adversely affect the Partnership and/or the Sold Units from and after the Effective Time.

                  (xii) Bankruptcy. Neither the Seller nor the Partnership have:

                           (a) made a general assignment for the benefit of creditors;

                           (b) filed any voluntary petition for bankruptcy or suffered the filing of any involuntary petition by creditors;

                           (c) suffered the appointment of a receiver to take possession of all or substantially of their assets;

                           (d) suffered the attachment or other judicial seizure of all or substantially all of their assets;

                           (e) made an offer of settlement, extension or composition to its creditors; or

                           (f) failed to pay debts or other obligations of the Partnership as the same come due, but only to the extent attributable to the Impact Operating Period.

                  (xiii)   Employment   Liabilities.   The  Partnership  has  no
                           employment contract attendant to the operation and maintenance of the Partnership.

                  (xiv) Gas Contract. The Gas Contracts, as defined in the 2003 P&S, have been replaced and superseded by (i) that Base Contract for Sale and Purchase of Natural
                           Gas dated November 1, 2003, by and between Reef Ventures, L.P., as seller, and ONEOK Energy Marketing Company, as buyer, (ii) that Stock Purchase Agreement dated April 19, 2004, whereby Coahuila Energy, L.L.C. acquired the stock of ONEOK, Inc. (i.e., being the parent company of ONEOK Energy Marketing Company) and pursuant to which ONEOK assigned the Base Contract described in clause (i) above to Coahuila Energy, L.L.C., and (iii) that Gas Purchase Contract dated May 26, 2003, by and between Maverick Gas Marketing,

                           Ltd., as seller, and Reef Marketing, L.L.C., as buyer, as assigned by Reef Marketing, L.L.C. to the Partnership on or prior to the date hereof (collectively, the "Gas Contracts"). The Gas Contracts are in full force and effect and constitute all contracts necessary to meet gas throughput commitments made by the Partnership during the Impact Operating Period and contemplated in the Project.

                  (xv) Violations of Law. During the Impact Operating Period, (i) the Partnership has not been and is not in violation of any statute, law, rule or regulation or any judgment, order, writ, injunction or decree of any court or tribunal in any jurisdiction or any public, governmental or regulatory body, agency, department, commission, board, bureau, or other authority (domestic or foreign) which would adversely affect the Project, (ii) no material expenditures are, or based on present requirements will be, required of the Partnership in order for it to comply or remain in compliance with any such laws, statutes, rules, regulations, orders, judgments, writs, injunctions or decrees, and (iii) neither Seller nor the Partnership has received any notification of any asserted present or past failure by the Partnership to comply with any such law, rule, regulation or other requirements.

                  (xvi) Default. Neither Seller nor the Partnership is, during the Impact Operating Period, in default under any obligation, contract, plan or arrangement, which default or defaults would, singly or in the aggregate, have a material adverse effect upon the Sold Units or the Project subsequent to the Effective Time.

                  (xvii) Asset Condition. The pipeline and other tangible assets of the Partnership are, to Seller's knowledge, in good condition, ordinary wear and tear excepted.

                  (xviii) Property Description. The Partnership owns all of the property described in Exhibits A-1, A-2, B and C of the Deed of Trust, except to the extent Exhibit B shows (a) the fee simple tract to be acquired by deed (the "Quirk Deed") from Quirk Land and Cattle Company as "Pending," and (b) the easement held by BNC Engineering and to be assigned to the Partnership (the "BNC Assignment") as "Pending."

         (b) Survival. The representations and warranties of Seller contained in Section 3(a) above shall survive Closing for a period of three years; provided, however, that the representation as to ownership set forth in subparagraph (xviii) above shall continue to survive as long as the title warranty contained in the Deed of Trust (or in a trustee's deed based thereon) survives.


4.       Representations of Buyer.

         (a)      Buyer hereby represents and warrants to Seller that:

                  (i) Organization and Qualification. (A) Arrecefe is a Texas limited liability company duly formed and validly existing under the laws and jurisdiction of Texas and is in good standing and qualified to do business in the State of Texas, and (B) Tidelands is a corporation duly incorporated, validly existing and in good standing under the laws and jurisdiction of Nevada.

                  (ii) Due Authorization. Buyer has full power to enter into and perform its obligations under this Agreement and has taken all proper action to authorize entering into this Agreement and performance of its obligations hereunder.

                  (iii) Approvals. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with the terms hereof, will result in any default under any agreement or instrument to which Buyer is a party or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer.

                  (iv) Valid, Binding and Enforceable. This Agreement and other agreements and documents executed by Buyer as provided for herein to be delivered at Closing constitute the legal, valid and binding obligation of Buyer, enforceable in accordance with its terms.

                  (v) Litigation. There are no pending suits, actions, or other proceedings in which Buyer is a party (or, to Buyer's knowledge, which have been threatened to be instituted against Buyer) which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, and (B) for periods prior to April 16, 2003 (the "Tidelands Operating Period"), there are no pending suits, actions or other proceedings (including arbitration proceedings) in which Reef or Reef Marketing, L.L.C. ("Marketing") is a party or which pertains to the Project (or, to Tideland's knowledge, which have been threatened to be instituted against Reef, Tidelands or Marketing, or with respect to the Project).

                  (vi) 2003 P&S. Solely for purposes of supporting Tidelands' indemnity to Seller as set forth in
                           Section 6(b) hereof, Tidelands hereby incorporates by reference, ratifies and remakes as of April 16, 2003 all representations and warranties made by Tidelands, as seller, under the 2003 P&S as set forth in Section 3(a)(v) through (xvii).

         (b)      Survival.   The   representations   and  warranties  of  Buyer
                  contained in Section 4(a) above shall survive Closing for a period of three years.

5. Closing. The closing (herein called the "Closing") of the transaction contemplated hereby shall take place on or before May 28, 2004 at 10:00 a.m. Central Daylight Savings Time, or on such other date and time as the Buyer and Seller may mutually agree upon (such location, date and time, as changed pursuant to mutual written agreement of the parties, being herein called the "Closing Date"). At the Closing:

         (a) Delivery of Assignments. (i) Coahuila shall execute, acknowledge and deliver to Arrecefe an assignment of the GP Units in the form attached hereto as Exhibit F-1, (ii) Impact shall execute, acknowledge and deliver to Tidelands an assignment of the Impact Units, in the form attached hereto as Exhibit F-2, (iii) Impact shall cause Impact Energy Services, LLC ("IES") to assign to Tidelands all rights and obligations under that letter of intent between IES and Tidelands dated February 5, 2003, as amended April 3, 2003 (the "2003 LOI"), and Tidelands shall accept and assume all obligations of IES under the 2003 LOI, through their joint execution of an assignment in the form attached hereto as Exhibit F-3, and
                  (iv) Impact shall execute and deliver to Tidelands an assignment of its rights and obligations under the 2003 P&S (and Tidelands shall accept and assume the obligations of Impact under the 2003 P&S), through their joint execution of an assignment in the form attached hereto as Exhibit F-4, and
                  (v) Impact shall cause Reef Marketing, L.L.C. to execute and deliver an Assignment of Gas Purchase Agreement in the form attached hereto as Exhibit F-5 (collectively, the "Assignments"). Additionally, Buyer will provide Seller a fully executed copy of the Amendment to Certificate of Limited Partnership in the form attached hereto as Exhibit F-6 reflecting the change of general partner of the Partnership and the Amendment to Agreement of Limited Partnership in the form attached hereto as Exhibit F-7 reflecting (i) the withdrawal of Coahuilla and Impact from the Partnership and admission of Arrecefe to the Partnership, and (ii) the waiver by Blackrock Capital Corporation of its preferential right to purchase and its consent to the admission of Arrecefe and withdrawal of Coahuila and Impact from the Partnership.

         (b) Payment to Seller. Buyer shall pay the Purchase Price which shall, without limitation, include the execution by Tidelands of the Tidelands Note and delivery of the same to Impact.

         (c) Collateral Documents. Tidelands shall cause the Partnership to execute, acknowledge (where appropriate) and deliver to Impact the Deed of Trust, Partnership Guaranty and Pledge Agreement, in the forms respectively attached hereto as Exhibit B, Exhibit C and Exhibit D.

         (d) First Amendment to Stock Purchase Warrant; First Amendment to Registration Rights Agreement. The parties shall execute and deliver counterpart originals of (i) a First Amendment to Stock Purchase Warrant, modifying and amending that Stock Purchase Warrant from Tidelands to Impact dated April 16, 2003, such First Amendment to Stock Purchase Warrant to be in the form attached hereto as Exhibit G-1, and (ii) a First Amendment to Registration Rights Agreement, modifying and amending that Registration Rights Agreement by and between
                  Tidelands and Impact dated April 16, 2003, such First Amendment to Registration Rights Agreement to be in the form attached hereto as Exhibit G-2.


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

         (e) Termination Agreement. Impact and Tidelands shall jointly execute a termination agreement (the "Termination Agreement") in the form attached hereto as Exhibit H, whereby Impact and Tidelands terminate (i) that letter agreement dated April 16, 2003, through which Impact conditionally committed to fund the Project (and Liquids Project, as defined in the 2003 P&S) subject to a $8,000,000 cap, and (ii) that side agreement between Tidelands and Impact dated April 16, 2003, whereby Impact agreed to fund the balance of its purchase price under the 2003 P&S upon the satisfaction of certain conditions.

         (f) Mutual Release. Tidelands and Impact shall execute and deliver (each to the other) a mutual release in the form attached hereto as Exhibit I (the "Mutual Release"), whereby Tidelands and Impact (for themselves and their respective affiliates, successors and assigns) mutually release each other from all claims, losses, liabilities and obligations arising under the 2003 LOI and 2003 P&S.

         (g) Non-Foreign Status Affidavit. If Buyer so requests, Seller will execute and deliver to Buyer an affidavit or other certification (as permitted by such code) that Seller is not a "foreign person" within the meaning of Section 1445 (or similar provisions) of the Internal Revenue Code of 1986 as amended (i.e., that Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in such code and regulations promulgated thereunder).

         (h) Corporate Resolutions. Buyer and Seller shall deliver to the other Certificates of Resolutions approving the transaction contemplated in this Agreement, and authorizing their respective officers to execute the contracts, assignments and other documents in connection therewith.

         (i) Insurance. Buyer shall deliver to Impact a certificate of insurance which reflects that, as of the Effective Time, Buyer has procured commercial general liability insurance, worker's compensation insurance, property insurance and such other coverages and in the amounts maintained by Seller during the Impact Operating Period with respect to the Partnership and the Project. Such certificate of insurance shall include Impact as a named insured. Seller shall, at Closing, cancel all policies of insurance maintained by it during the Impact Operating Period with respect to the Partnership and its assets.

6.       Indemnifications.

         (a) Indemnification by Seller. Seller shall and does hereby indemnify, defend and hold harmless Buyer and the Partnership, their respective subsidiary companies, partners and other affiliates, and their respective officers, directors, employees, attorneys, contractors and agents (hereinafter collectively referred to as the "Buyer Group"), from and against any and all claims, actions, causes of action, demands, assessments, losses, damages, liabilities, judgments, settlements, penalties, costs and expenses (including reasonable attorneys' fees and expenses), of any nature whatsoever (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by the Buyer Group, directly or indirectly, by reason of or resulting from (i) any breach by Seller of Seller's representations, warranties, covenants or agreements contained in this Agreement (collectively, "Buyer Claims"), to the extent and only to the extent that such Buyer Claims arise and are communicated in writing to Seller prior to the expiration of the three-year anniversary of the Closing Date, and (ii) any claim which relates to, arises from or is directly associated with the Sold Units or the management and/or operation of the Partnership during the Impact Operating Period to the extent and only to the extent that such claim arises and is communicated in writing to Seller prior to the three-year anniversary of the Closing Date.

         (b) Indemnification by Buyer. Buyer shall and does hereby indemnify, defend and hold harmless Seller, and their respective subsidiary companies, partners and other affiliates (specifically including, without limitation, IES), and their respective officers, directors, employees, attorneys, contractors and agents (hereinafter collectively referred to as the "Seller Group"), from and against any and all Damages asserted against, resulting to, imposed upon or incurred by the Seller Group, directly or indirectly, by reason of or resulting from (i) any breach by Buyer of any of its representations, warranties, covenants or agreements contained in this Agreement (collectively, "Seller Claims"), to the extent and only to the extent that such Seller Claims arise and are communicated in writing to Buyer prior to the three-year anniversary of the Closing Date, and (ii) any claim which relates to, arises from or is directly associated with
                  (A) the management and/or operation of the Project by Tidelands during the Tidelands Operating Period, to the extent and only to the extent such claim arises and is communicated in writing to Tidelands prior to the three-year anniversary of the Closing Date, and/or (B) the ownership of the Sold Units or the management and/or operation of the Partnership for periods from and after the Effective Time, but not if the claims arise from events during the Impact Operating Period.

         (c) Limitation on Liability. The indemnification obligations of the parties hereto pursuant to this Section 6 shall be subject to the following limitations:

                  (i) The amount of Damages required to be paid by any party to indemnify any other party pursuant to this
                           Section 6 as a result of any Seller Claim or any Buyer Claim shall be reduced to the extent of any amounts actually received by such other party after the Closing Date pursuant to the terms of the insurance policies (if any) covering such claim, except to the extent such reduction would diminish coverage under any such policy.

                  (ii) The indemnification obligations of the parties pursuant to this Agreement shall be limited to actual Damages and shall not, except in the case of a willful breach of this Agreement, include punitive or exemplary Damages, provided that any punitive or exemplary Damages recovered by a third party (including any governmental entities) against a person entitled to indemnity pursuant to this Section 6 shall be included in the Damages recoverable under such indemnity.

         (d) Procedure for Indemnification. Promptly after receipt by an indemnified party under Section 6(a) or 6(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof. The failure so to notify the indemnifying party shall relieve it of any liability that it may have to any indemnified party with respect to such action. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party.

7. No Commissions Owed. Seller agrees to indemnify and hold harmless Buyer and the Partnership (and their affiliates, and their respective officers, directors, employees, attorneys, contractors and agents of Buyer, the Partnership and such affiliates) from and against any and all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorneys' fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Seller and/or the Partnership with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Buyer agrees to indemnify and hold harmless Seller (and their affiliates, and the respective officers, directors, employees, attorneys, contractors and agents of Seller and such affiliates) from and against any and all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorneys fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Buyer with any broker or finder in connection with this Agreement including, without limitation, Blackrock Energy Corporation, Blackrock Capital Corporation or Matthew J. Diedzic, Jr., or the transaction contemplated hereby.

8. Notices. All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service which provides a receipt, by fax (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:

         If to Seller:              Impact International, LLC
                                    111 West 5th Street, Suite 720
                                    Tulsa, Oklahoma  74103
                                    Attn:  Don Jacobsen
                                    Fax:  (918) 587-0076

                                    Coahuila Pipeline, LLC
                                    111 West 5th Street, Suite 720
                                    Tulsa, Oklahoma  74103
                                    Attn:  Don Jacobsen
                                    Fax:  (918) 587-0076

         If to Buyer:               Tidelands Oil & Gas Corporation
                                    1862 West Bitters, Building 1
                                    San Antonio, Texas 78248
                                    Attn:  Michael R. Ward
                                    Fax:   (____) ____________

                                    Arrecefe Management LLC
                                    1862 West Bitters, Building 1
                                    San Antonio, Texas 78248
                                    Attn:  Michael R. Ward
                                    Fax:   (____) ____________

         Such notices and other communications will be considered as properly made, given or served as follows: (i) if delivered in person, on the date of the personal delivery; (ii) if sent by certified mail, on the date which is five (5) business days after deposit of the same in the United States mail, postage prepaid, addressed as set forth herein and certified with return receipt requested; (iii) if sent by overnight courier, on the business day next following delivery of same to the courier service, addressed as set forth herein; or (iv) if sent by facsimile, on the date the facsimile is transmitted to the recipient, as evidenced by the sender's confirmation. Either party may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other party, in the manner provided in this Section, at least ten (10) days prior to the effective date of such change of address.

9.       Miscellaneous Matters.

         (a) Further Assurances. Seller agrees that, after the Closing, it shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments, notices, and other documents, and do such other and further acts and things, as may be reasonably necessary to more fully and effectively grant, convey and assign the Sold Units to Buyer.

         (b) Parties Bear Own Expenses. Each party shall bear and pay all expenses (including, without limitation, legal fees) incurred by it in connection with the transaction contemplated by this Agreement.

         (c) Entire Agreement. This Agreement (together with the exhibits hereto) contains the entire understanding of the parties hereto with respect to subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter.

         (d) Amendments, Waivers. This Agreement may be amended, modified, supplemented, restated or discharged (and provisions hereof may be waived) only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, supplement, restatement or discharge (or waiver) is sought.

         (e) Successors and Assigns. The Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither Seller nor Buyer may assign any or all of its rights and obligations under this Agreement to any third party except with the prior written consent of the other party.

         (f) Counterpart Execution. This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for Buyer and Seller to sign the same counterpart.

         (g) Capitalized Terms. Each capitalized term in this Agreement, unless specifically defined herein, shall have the meaning given such term in the 2003 P&S.

         IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the date set forth above.

                                            "SELLER"

                                            IMPACT INTERNATIONAL, LLC
                                            by its Managing Member,
                                            Impact Energy Services, LLC


                                            By:_________________________________
                                                     Don Jacobsen, Manager

                                            COAHUILA PIPELINE, LLC
                                            by its Sole Member,
                                            Impact Energy Services, LLC


                                            By:_________________________________
                                                     Don Jacobsen, Manager


                                            "BUYER"

                                            TIDELANDS OIL & GAS CORPORATION


                                            By:_________________________________
                                                     Michael R. Ward, President


                                            ARRECEFE MANAGEMENT LLC


                                            By:_________________________________
                                                     Michael R. Ward, Manager

                                    EXHIBIT A


                                 Tidelands Note
                                 --------------



                                 PROMISSORY NOTE


$6,523,773.30 (U.S.)                                                May 25, 2004

         FOR VALUE RECEIVED, Tidelands Oil & Gas Corporation, a Nevada corporation, whose address is 1862 West Bitters, Building 1, San Antonio, Texas 78248 ("Borrower"), promises to pay Impact International, L.L.C., an Oklahoma limited liability company, whose address is 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103, or order (the "Lender"), the principal sum of Six Million Five Hundred Twenty-Three Thousand Seven Hundred Seventy-Three and 30/100 Dollars ($6,523,773.30)], with interest thereon at the prime rate of interest published from time to time by The Wall Street Journal, plus two percent (2.0%), payable at the address of Lender set forth above, or at such other place as the Lender may specify in writing, in lawful money of the United States of America, payable as described in the following paragraph.

         This Note shall be paid in the following manner:

                  (i)  Borrower  shall pay interest  only for the first  fifteen
         (15) months commencing June 1, 2004, such payments being made through five (5) quarterly payments, the first interest payment being due and payable on September 1, 2004; provided, however, that such quarterly payments of interest shall not exceed an amount which is equal to one hundred percent (100%) of the net cash flow received for such preceding quarter by Borrower and its wholly-owned subsidiary, Arrecefe Management LLC, from Reef Ventures, L.P. For purposes hereof, "net cash flow" shall have the same meaning given such term in Section 3.01 of the Deed of Trust executed contemporaneously herewith and attached hereto as Exhibit A; and

                  (ii) Commencing with the sixth (6th) quarter, Borrower shall make quarterly payments of principal and interest amortized over twenty
         (20) years, but not to exceed an amount which is equal to one hundred percent (100%) of the net cash flow received for such preceding quarter by Borrower and its wholly-owned subsidiary, Arrecefe Management LLC, from Reef Ventures, L.P. For purposes hereof, "net cash flow" shall have the same meaning given such term in Section 3.01 of the Deed of Trust executed contemporaneously herewith and attached hereto as Exhibit A; and

                  (iii) The initial payment of principal and interest payable under subparagraph (ii) above shall be due on December 1, 2005, which payments shall continue on a quarterly basis until the end of the fourth (4th) year from and after the date hereof, whereupon all remaining principal and interest owing as of June 1, 2008 (the "Maturity Date") shall become immediately due and payable.

         Borrower acknowledges that a possibility exists that indebtedness owing hereunder as of the Maturity Date may exceed the original principal indebtedness evidenced hereby (i.e., negative amortization).

         If any amount payable under this Note is not paid in accordance with the terms hereof, such amount shall bear interest at the rate of twelve percent (12%) per annum until paid. In the event of such a default under this Note, which remains uncured ten (10) days after written notice thereof to Borrower, the entire sum of principal and any interest on past-due amounts payable hereunder shall immediately become due and payable at the option of the Lender of this Note, and thereafter such Lender shall have the right to proceed immediately to enforce the rights of the Lender for the entire amount of the Note without any notice to the Borrower or any other act by the Lender. If suit is brought to collect this Note, the Lender shall be entitled to collect all reasonable costs and expenses of suit including but not limited to reasonable attorneys' fees.

         Borrower may prepay the principal amount outstanding in part or in full at any time, without penalty. Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be binding upon Borrower and its successors and assigns.

         In the event that a voluntary case is commenced by, or an involuntary case is commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower's debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, which case shall not have been dismissed within ninety (90) days after entry of the order for relief, this Note (together with accrued interest thereon), without any notice to Borrower or any other act by Lender, shall become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice of any kind, all of which are hereby waived by Borrower.

         Pursuant to that certain Amended Stock Purchase Warrant dated on even date herewith by and between Borrower and Lender, a copy of which is attached hereto as Exhibit B (the "Amended Stock Purchase Warrant"), Lender may hereafter be required to exercise the Amended Stock Purchase Warrant, on a cash basis, which would result in Lender's execution of a promissory note payable to Borrower. In such event, the parties agree that such promissory note to be delivered by Lender to Borrower under the Amended Stock Purchase Warrant will be immediately cancelled in exchange for an amendment to this Note, whereby the principal sum owed hereunder shall be reduced and offset by the dollar amount owed by Lender to Borrower, i.e., incident to Lender's cash exercise under the Amended Stock Purchase Warrant.

         This Note is secured by (i) a Guaranty from Reef Ventures, L.P. in the form attached hereto as Exhibit C, (ii) a Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment from Reef Ventures, L.P. in the form attached hereto as Exhibit A, and (iii) a Pledge Agreement from Reef Ventures, L.P. in the form attached hereto as Exhibit D.

         DATED and effective as of May 25, 2004 at 8:01 a.m. Central Daylight Savings Time.

                                                     TIDELANDS OIL & GAS
                                                     CORPORATION

                                                   By:__________________________
                                                      Michael R. Ward, President

                                    EXHIBIT B





                                  Deed of Trust




                  DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,
                       FINANCING STATEMENT AND ASSIGNMENT




A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. A POWER OF SALE MAY ALLOW THE LENDER OR THE TRUSTEE TO TAKE THE DEED OF TRUST PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE GRANTOR UNDER THIS INSTRUMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS PRODUCTS OF COLLATERAL.

THIS INSTRUMENT COVERS RIGHTS IN MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION NATURAL GAS, AND COAL BED METHANE GAS). THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OF THE COUNTY RECORDERS OF THE COUNTIES LISTED ON EXHIBITS A-1, A-2 OR B HERETO. THE GRANTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH INTERESTS ARE DESCRIBED IN EXHIBIT B, ATTACHED HERETO.

THIS  INSTRUMENT  WAS PREPARED BY AND WHEN  RECORDED OR FILED SHOULD BE RETURNED
TO:

                                  DON S. SMITH
                   Pray, Walker, Jackman, Williamson & Marlar
                                 900 Oneok Plaza
                               100 West 5th Street
                           Tulsa, Oklahoma 74103-4218


KNOW ALL MEN BY THESE PRESENTS THAT:

         REEF VENTURES, L.P., a Texas limited partnership with offices at 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 ("Grantor"), for and in consideration of the sum of TEN DOLLARS ($10.00) to Grantor in hand paid by DON JACOBSEN, whose address is 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 (herein called the "Trustee"), and IMPACT INTERNATIONAL, L.L.C., an Oklahoma limited liability company with offices at 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 ("Lender"), and in further consideration of the agreement of the Lender to extend credit to Tidelands Oil & Gas Corporation, a Nevada corporation with offices at 1862 West Bitters, Building 1, San Antonio, Texas 78248 ("Tidelands"), as evidenced by that certain note given by Tidelands to Lender and that certain unlimited guaranty executed by Grantor as hereinafter described, and of the loans as hereinafter recited, and in order to secure the payment of the indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, MORTGAGE, PLEDGE, TRANSFER, ASSIGN and SET OVER to the Trustee and Lender with power of sale, the following property:

         A. All of Grantor's right, title and interest in and to the gas pipelines, meters, valves, compressors, equipment and other personal property, as the same might (with Lender's prior written approval not to be unreasonably withheld) be modified, improved, expanded or extended from time to time (the "Facilities") comprising that certain twelve-inch natural gas pipeline from Eagle Pass, Texas to Piedras Negras, Coahuila, Mexico, as depicted on Exhibit A-1 and as more particularly described in Exhibit A-2 (the "River Crossing Project");

         B. All of Grantor's interest in and to all easements, rights of way, fee simple surface rights and surface agreements more particularly described in Exhibit B;

         C. All of Grantor's interest in, to and under all natural gas purchase and sale agreements, including, but not limited to, those contracts more particularly described in Exhibit C (collectively, the "Contracts");

         D. All of Grantor's interest in and to all other tangibles, miscellaneous interests or other assets on or used in connection with the Deed of Trust Properties (as defined below), specifically, or the River Crossing Project, generally, and, including, without limitation, all operational files, engineering files, marketing files, accounting files, regulatory files, production records, title opinions, reserve reports, contract files and maps, and geophysical or geological interpretations or data; and

         E. The proceeds and products of the foregoing, and all accounts resulting from the transportation, gathering or sale of natural gas, coal bed methane gas and other hydrocarbons by means of the Facilities, together with any and all corrections or amendments to, or renewals, extensions or ratifications of any of the same, or of any instrument relating thereto (collectively, the "Deed of Trust Properties").

         TO HAVE AND TO HOLD, the Deed of Trust Properties unto Lender forever, together with all and singular the tenements, hereditaments and appurtenances now or hereafter belonging to or appertaining to the Grantor's present or future rights, title, interest or estate, in and to all or any part thereof.

         BUT IN TRUST, NEVERTHELESS, for the benefit and security of the holders of the indebtedness secured hereby and upon the trusts and subject to the terms and provisions herein set forth. Upon the payment in full of all Secured Indebtedness, Lender shall execute and deliver to Grantor a release of this Deed of Trust Instrument in form reasonably satisfactory to Grantor.


                                    ARTICLE I

                              SECURED INDEBTEDNESS

         1.01. Indebtedness. This Deed of Trust (as defined below) is made irrevocably in trust, with power of sale to secure and enforce the payment of the following notes, obligations, indebtedness and liabilities:

                  (a) Guaranty. The Grantor's obligations under that certain Guaranty to Lender dated of even date herewith (the "Guaranty"), such Guaranty being given to secure that certain promissory note dated of even date herewith executed by Tidelands and payable to Lender in the aggregate principal amount of Six Million, Five Hundred Twenty-Three Thousand Seven Hundred Seventy-Three and 30/100 Dollars ($6,523,773.30), which Note bears interest as provided therein and contains provisions for acceleration of maturity as therein set forth (the "Note");

                  (b) Deed of Trust. All indebtedness incurred or arising pursuant to the provisions of this Deed of Trust, Mortgage with Power of Sale, Security Agreement, Financing Statement and Assignment (herein called the "Deed of Trust");

                  (c) Renewals. All guarantees given in substitution for the Guaranty and all renewals or extensions of any of the indebtedness evidenced by the Note or otherwise hereinabove mentioned together will all interest, attorney's fees, and other charges thereon or incurred in connection therewith.

         1.02. Definition of Secured Indebtedness. The indebtedness referred to in subparagraphs (a), (b) and (c) of Section 1.01 hereinabove, and all renewals and extensions thereof and all substitutions therefor, are sometimes hereinafter referred to as the "Secured Indebtedness."

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         2.01. Representations and Warranties. Grantor hereby represents and warrants as follows:

                  (a) Authority. Grantor has full power to enter into and perform its obligations under this Deed of Trust and has taken all proper action to authorize entering into this Deed of Trust and the performance its obligations hereunder.

                  (b) Approvals. Neither the execution and delivery of this Deed of Trust, nor the consummation of the transactions contemplated hereby, nor the compliance with the terms hereof, will result in any default under any agreement or instrument to which the Grantor is a party, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Grantor.

                  (c) Valid, Binding and Enforceable. This Deed of Trust constitutes the legal, valid and binding obligation of the Grantor, enforceable in accordance with its terms.

                  (d) Liens and Encumbrances. The Deed of Trust Properties are free and clear of all liens and encumbrances securing debt or indebtedness for borrowed money of whatsoever kind and nature arising by, through and under Tidelands or Grantor and attributable to the Grantor Operational Period (hereinafter defined), but not otherwise.

                  (e) Title. Grantor agrees to warrant and forever defend Grantor's title to the Deed of Trust Properties against the claims of all persons whomsoever claiming, or to claim the same or any part thereof by, through or under Tidelands or Grantor during the Grantor Operational Period but not otherwise. If the validity or priority of this Deed of Trust, or any rights, titles, lien or interests created or evidenced hereby with respect to the Deed of Trust Properties, or any part thereof, shall, with respect to period of Grantor's ownership or control prior to April 16, 2003 or subsequent to the date hereof
         (herein called the "Grantor Operational Period") be endangered or questioned, or shall be attacked, directly or indirectly, or if any legal proceedings are instituted against Grantor in respect thereto, Grantor will give written notice thereof to Lender, and at Grantor's own cost and expense, will diligently endeavor to cure any defects that may be developed or claimed, and will take all necessary and proper steps for the prosecution or defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation and the release or discharge of all such adverse claims. Lender is hereby authorized and empowered to take such additional steps that do not interfere with Grantor's actions as in Lender's judgment or discretion may be necessary or proper in the prosecution or defense of such legal proceedings, including, but not limited to, the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of any adverse claims made with respect to the Deed of Trust Properties, and, if Lender's involvement in such legal proceedings is due to Grantor's failure to adequately prosecute or defend such litigation, all expenses so incurred of every kind and character shall be a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at the same rate as is provided in the Note for interest on unmatured principal, and shall be secured by the lien evidenced by this instrument, and the party incurring such expense shall be subrogated to all rights of the person receiving such payment.

                  (f) Right to Proceeds. Grantor is entitled to receive all Proceeds (hereinafter defined) attributable to the River Crossing Project and arising during the Grantor Operational Period.

                  (g) Default. Neither Tidelands nor Grantor is, during the Grantor Operational Period, in default under any obligation, contract (including the Contracts), plan or arrangement, which default or defaults would, singly or in the aggregate, have a material adverse effect upon the Deed of Trust Properties subsequent to the date of this Deed of Trust.

         2.02. Covenants. So long as the Secured Indebtedness or any part thereof remains unpaid, and whether or not Grantor is the operator of the Deed of Trust Properties, Grantor further covenants and agrees that either personally or through an operator (and at Grantor's expense):

                  (a) Sale or Encumbrance. Grantor will not at any time during the existence hereof, without first obtaining Lender's prior written consent not to be unreasonably withheld, sell, assign, transfer, mortgage, encumber or otherwise dispose of any of the Deed of Trust Properties, or, except as provided in subparagraph (c) of this Section 2.02, remove or permit to be removed, any personal or other removable property at any time covered hereby from the premises upon which the same may be situated.

                  (b) Extensions and Renewals. By agreement with the maker or makers of any instrument evidencing any indebtedness at any time secured hereby, Lender, without notice to or consent of any other party to this Deed of Trust, may from time to time extend the time of payment of the whole or any part of such indebtedness, or may accept from said maker or makers one or more new instruments in the same or different form in renewal of or by way of substitution for any instrument of indebtedness without in any manner impairing or affecting the lien of this Deed of Trust or any of Lender's rights hereunder.

                  (c) Maintenance and Repair. If applicable, Grantor shall cause to be kept and maintained in good repair and sufficient operating condition all buildings, structures, machinery, meters, valves, compressors, equipment, fixtures or other personal property and improvements now or hereafter constituting part of the Deed of Trust Properties, including the making of all necessary repairs, renewals, replacements, additions and improvements.

                  (d) Operation of Deed of Trust Properties. Grantor will cause the Deed of Trust Properties to be operated in a good and workmanlike manner as would a prudent operator, in accordance with generally accepted practices, all applicable rules, regulations and orders promulgated by all duly constituted authorities and in accordance with the provisions of the Contracts, Easements, permits and any and all other agreements or instruments comprising or applicable to the Deed of Trust Properties.

                  (e) Enforcement of Contracts. Grantor will cause all of the terms and provisions, express or implied, of the Contracts, Easements and of any other permits, agreements or instruments applicable to the River Crossing Project or comprising the Deed of Trust Properties to be observed and performed. If applicable, except with the prior written consent of the Lender, Grantor will not amend or terminate any of such Contracts, Easements, permits or agreements in whole or in part.

                  (f) Maintenance of Existence. Grantor will continue to maintain Grantor's existence and Grantor's right to do business in the State of Texas and in each other domestic or foreign jurisdiction where any part of the Deed of Trust Properties are situated, and will pay or cause to be paid all franchise, license, or other fees or taxes necessary to preserve the existence of every signatory hereto, in every domestic or foreign jurisdiction wherein any of the Deed of Trust Properties may be situated.

                  (g) Taxes. Grantor will promptly pay, or cause to be paid, before delinquent, all taxes, assessments and other governmental charges of every kind and character now or hereafter levied, imposed or assessed against the Deed of Trust Properties, or any part thereof, or which might become a lien thereon, including, if applicable, all such as may be incident to the operation, development or maintenance of said properties, or the production of natural gas, coal bed methane gas, casinghead gas or other hydrocarbons therefrom and will do all things and perform all acts necessary or proper to accomplish the foregoing and prevent the breach or forfeiture of any Contract, Easement, permit or other agreement applicable to the River Crossing Project; provided, however, that if Grantor shall fail, at any time, to make such payments, Lender shall be entitled to do so on its behalf, and any such payments by Lender shall not reduce the amount of indebtedness secured hereby but shall be added to and become a part thereof.

                  (h) Debts and Liabilities. Grantor will promptly pay, or cause to be paid, all debts and liabilities of any character, including without limitation all debts and liabilities for labor, material and equipment incurred during the Grantor Operational Period with respect to the Deed of Trust Properties.

                  (i) Business Records. Grantor will keep accurate books and records in accordance with generally accepted accounting principles, in which full, true and correct entries shall be promptly made as to all information and reports received by Grantor, including but not limited to, all operational records and contracts concerning the Deed of Trust Properties, and all such books and records shall upon reasonable notice during Grantor's normal business hours be subject to inspection by Lender and Lender's duly authorized representatives.

                  (j) Insurance.. Grantor will cause to be procured and kept in force in a company or companies acceptable to Lender, all such workers' compensation and public liability insurance as may from time to time be reasonably required by Lender with respect to the Deed of Trust Properties, or any part thereof; and will cause to be kept such part of the Deed of Trust Properties which is of an insurable nature and of a character usually insured by persons operating similar facilities or properties insured with companies of recognized responsibility satisfactory to Lender against loss or damage by fire and from other causes customarily insured against; and shall notify all insurers that Lender is a loss payee under all applicable policies. All policies evidencing such insurance shall contain clauses providing that the proceeds thereof shall be payable to Grantor and Lender as their interests may appear. All amounts so received shall be applied toward the immediate repair and restoration by Grantor of the damaged Facilities. If Grantor has made such repairs prior to receipt of insurance proceeds, Grantor shall be entitled to reimburse itself from such insurance proceeds. If the Facilities have been substantially or completely destroyed by fire or other casualty and Grantor decides not to expeditiously reconstruct such Facilities or, with Lender's prior written approval (not to be unreasonably withheld) to expeditiously construct alternative facilities, the parties agree that all insurance proceeds that are not used or to be used to reconstruct the Facilities or to construct approved alternative Facilities shall be applied as follows: First, to pay all costs, charges and expenses incurred by Grantor and/or Lender in collection of such insurance proceeds; second, to the payment of the Note and all other Secured Indebtedness; and, third, the balance remaining, if any, being payable to Grantor.

                  (k) Expenses. Grantor will cause to be paid, promptly as and when due and payable, all expenses incurred in or arising from the operation, maintenance or development of the Deed of Trust Properties and attributable to the Grantor Operational Period (except as may be contested in good faith and by appropriate judicial or other proceedings). Grantor shall neither expend nor commit to expend any monies for the enhancement, improvement, expansion or extension of the Facilities that would constitute and offset against Net Cash Flow (as contemplated in Section 3.01 hereof), except with the prior written consent to Lender, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Lender acknowledges that it has consented to Grantor's capital commitments which are defined as the Approved AFEs in that Purchase and Sale Agreement of even date herewith by and among Lender, et al., as seller, and Tidelands Oil & Gas Corporation, et al., as buyer.

                  (l) Further Assurances. Whenever and as often as requested by Lender, Grantor shall promptly execute and deliver, or cause to be executed and delivered, all such other and further instruments, documents or assurances (including all such as may from time to time be required by gas producers and purchasers) and promptly shall do or cause to be done all such other and further things as may by Lender reasonably be deemed necessary, expedient or advisable in order to better and more fully preserve or vest in Lender all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred by this Deed of Trust, or by any other instrument delivered simultaneously or pursuant hereto.

                  (m) Lender's Right to Perform; Subrogation. Grantor agrees that if Grantor fails to perform any act or to take any action which hereunder Grantor is required to perform or take, or to pay any money which hereunder Grantor is required to pay, Lender, in Grantor's name or in Lender's own name, may, but shall not be obligated to perform or cause to be performed, such act or take such action or pay such money and any expenses so incurred by Lender and any money so paid by Lender shall be a demand obligation owing by Grantor, and shall bear interest from the date of making such payment until paid, at the same rate as provided in the Note for interest on past due principal and shall be a part of the Secured Indebtedness and shall be secured by this Deed of Trust and by any other instrument securing the Secured Indebtedness. Lender, upon making any such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment.

         2.03. Continuing Effect. The above and foregoing representations, warranties and covenants shall at all times be construed to be covenants for the benefit of Lender and they shall remain in full force and effect, notwithstanding the assignment hereof or the payment of all the indebtedness secured hereby, and the release, either partially or wholly, of the lien hereof, or any foreclosure thereof.


                                   ARTICLE III

                           ASSIGNMENT OF NET CASH FLOW

         3.01. Assignment and Payment. As further security for the payment of all Secured Indebtedness and to facilitate the discharge of all such indebtedness and as cumulative of any and all rights herein provided for, Grantor hereby warrants, bargains, conveys, sells, transfers, assigns, sets over and delivers unto Lender, and Lender's successors and assigns, all of Grantor's net cash flow derived from the Deed of Trust Properties ("Net Cash Flow") including, but not limited to, revenues, throughput charges and other sources of income (collectively, "Proceeds") arising or resulting from Grantor's sale or transportation of natural gas, coal bed methane gas and other hydrocarbons pursuant to the Contracts and in the context of the River Crossing Project, and all Proceeds derived therefrom and all accounts and contract rights of Grantor under which such Proceeds may arise; and, it is the intention of the parties that such assignment of Net Cash Flow shall be a present assignment. As used herein, the term "Net Cash Flow" shall mean gross Proceeds derived by Grantor with respect to the Deed of Trust Properties, less and except (i) the actual costs incurred and paid by Grantor of operating, maintaining and (if approved by Lender as contemplated in Section 2.02(k) above) improving the Deed of Trust Properties (but excluding any cost or expense payable by Grantor to parties affiliated with Grantor if Grantor's agreement or arrangement with its affiliate was not pre-approved by Lender, or, if pre-approved by Lender, such cost or expense exceeds rates or charges usual and customary in arm's-length transactions of similar type and character), (ii) the actual costs incurred and paid by Grantor in the purchase of any natural gas, coal bed methane gas or other hydrocarbons to be transported through the Facilities, and (iii) Grantor's internal general and administrative expenses not to exceed $1,000 per month. Notwithstanding the present nature of this assignment, Grantor shall be entitled to receive all Net Cash Flow until the Grantor receives a valid written notice from Lender ("Lender's Notice") of a Default, as defined in Section 6.01.

         3.02. Payment Orders. Independent of the foregoing provisions and authorities herein granted, after Grantor receives a valid Lender's Notice of a Default, Grantor agrees to execute and deliver, if applicable, any and all transfer orders, division orders and other instruments that may be requested by Lender at any time, including prospectively, or that may be required by any purchaser of hydrocarbons for the purpose of effectuating the payment to Lender of Proceeds otherwise payable by third parties to Grantor under the Contracts.

If, under any Contract, any Proceeds are required to be paid to Grantor, so that under such Contract payment cannot be made of such Proceeds to Lender upon receipt of Lender's Notice, Grantor's interest in all such Proceeds which, for any reason, may be paid to Grantor shall, when received by Grantor, constitute trust funds in Grantor's hands and shall immediately be paid over to Lender. The foregoing notwithstanding, Lender is still entitled only to Net Cash Flow, and Lender shall make available to Grantor promptly upon request, Proceeds received by Lender that are excludable from Net Cash Flow.

         3.03. Indemnification Against Third Party Claims. Grantor agrees to indemnify and hold harmless Lender, and Lender's successors and assigns, against any and all liabilities, actions, claims, judgments, costs, charges and attorney's fees paid by or received by Lender, either before or after the payment in full of the Secured Indebtedness, to the extent the liabilities, actions, claims, judgments, costs, charges and attorney's fees are based upon Grantor's actions with respect to the Deed of Trust Properties occurring or accruing during the Grantor Operational Period, and if Grantor fails to defend Lender, Lender shall have the right to defend against any such claims or actions, employing attorneys of Lender's selection, and in such case, if not furnished with a satisfactory indemnity, Lender shall have the right to compromise and adjust any such claims, actions and judgments. All amounts paid by Lender in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character incurred by Lender pursuant to the provisions of this Section 3.03 shall be a demand obligation owing by Grantor and shall bear interest from date of expenditure until paid at the same rate as is provided in the Note for interest on past due principal, and shall be part of the Secured Indebtedness and shall be secured by this Deed of Trust and by any other instrument securing the Secured Indebtedness if said Deed of Trust or other instrument has not already been released. Contingent liability under this Section 3.03 shall not be considered part of the Secured Indebtedness if all other Secured Indebtedness has been paid in full prior to such contingent liability becoming non-contingent.

         3.04. Continuing Obligation. Nothing herein contained shall detract from or limit the absolute obligation of Grantor under this Deed of Trust regardless of whether the Proceeds herein assigned are sufficient to pay the Secured Indebtedness, and the rights of this assignment shall be cumulative of all other security of any and every character now or hereafter existing to secure the payment of the Deed of Trust and all other Secured Indebtedness.


                                   ARTICLE IV

                           WAIVER AND PARTIAL RELEASE

         4.01.  Waiver.  Lender may at any time and from time to time in writing
(a) waive compliance of Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; and (b) consent to Grantor doing any act which hereunder Grantor is prohibited from doing, or to Grantor failing to do any act which Grantor hereunder is required to do, to the extent and in the manner specified in such writing. No such act shall in any way impair the rights of Lender in such writing.

         4.02. No Impairment of Lien. The lien and other security rights of Lender hereunder shall not be impaired by any indulgence, including but not limited to (a) any renewal, extension or modification which Lender may grant with respect to any Secured Indebtedness; (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant in respect of any item of the Deed of Trust Properties or any part thereof, or interest therein, or any of the Proceeds; and (c) any release or indulgence granted to any endorser, guarantor or surety to any Secured Indebtedness.


                                    ARTICLE V

                      POSSESSION UNTIL DEFAULT, DEFEASANCE

         5.01. Possession by Grantor. Unless a Default as defined and specified in Section 6.01 hereof shall occur and be continuing, Grantor shall retain custody and control of the Deed of Trust Properties (except the Net Cash Flow, if applicable, following a valid Lender's Notice as provided under Article III above) and shall manage, operate, develop and use the same and every part thereof; subject, however, to the terms and provisions of this Deed of Trust.


                                   ARTICLE VI

                    DEFAULT AND REMEDIES IN EVENT OF DEFAULT

         6.01. Events of Default. The term "Default" as used in this Deed of Trust shall mean the occurrence of any of the following events, unless they are due to actions of Lender or its affiliates, or any officer, director, manager, employee or agent of any of them:

                  (i) The failure of Tidelands to make due and punctual payments of the Note or of any other Secured Indebtedness or of any installment of principal or interest or any part of any of them, as the same shall become due and payable, if such failure continues for ten (10) business days after written notice thereof to Tidelands;

                  (ii)  Following a valid  Lender's  Notice  pursuant to Section
         3.01 herein, the failure of Grantor to pay over to Lender any of Grantor's Net Cash Flow within five (5) business days of receipt of Lender's Notice;

                  (iii) The failure of Tidelands or Grantor to timely and properly observe, keep or perform any covenant, agreement, warranty or condition herein (or in the Note or any guaranty or pledge agreement executed contemporaneously herewith) required to be observed, kept or performed and such failure is not remedied within ten (10) business days after receipt of written notice of such failure from Lender;

                  (iv)   Tidelands,    Reef    International    L.L.C.    ("Reef
         International") or Grantor becomes insolvent or makes an assignment for the benefit of creditors;

                  (v) Institution of receivership proceedings against Tidelands, Reef International or Grantor or involving any of the Deed of Trust Properties, or in the event of the institution of any proceedings by or against Tidelands, Reef International or Grantor under the Federal Bankruptcy Act as now existing or hereafter amended, provided that, in the case of an involuntary proceeding the proceeding remains undismissed or unstayed for a period of ninety (90) days; or

                  (vi) If, to the extent any of the following in this subparagraph (vi) are due to actions of Tidelands or Grantor during the Grantor Operational Period, the lien and security interest and priority of this Deed of Trust are not fully maintained at all times, or Tidelands or Grantor is found or adjudged not to be lawfully seized of any right, title, interest or estate herein covenanted or warranted to be held or owned by such party, or Grantor is found or adjudged not to have good right and lawful authority to encumber and otherwise involve the Deed of Trust Properties or any part thereof, as herein provided.

"Insolvent" shall mean, for purposes of Section 6.01(iv) above, that Tidelands, Reef International or Grantor (as the case may be) is not paying its debts as the same become due and payable.

         6.02. Remedies. Upon the occurrence of a Default, Lender shall have the option, by giving notice in writing to Grantor, of declaring all Secured Indebtedness in its entirety to be immediately due and payable, and Lender shall thereupon have any and all of the following remedies:

                  (a) Right to  Possession.  Lender may take  possession  of the
         Deed of Trust Properties or any part thereof (Grantor agreeing to give immediate peaceable possession) and, to the full extent of Grantor's right to do so, (i) act in Grantor's stead under any and all Contracts comprising the Deed of Trust Properties, and (ii) collect and maintain, operate or control the Deed of Trust Properties, and, if applicable, may apply all or any part of the Proceeds derived from Lender's receipt of Proceeds to the payment of any development, operation or maintenance expense incident to the Deed of Trust Properties in any order of application as Lender may elect; provided, that in the event of any
         dispute  or  question  whatsoever   concerning  such  Proceeds  or  the
         application thereof, Lender may hold the same in a special account without interest until such dispute or question is finally settled to Lender's satisfaction.

                  (b) Judicial Foreclosure. Lender may institute suit to foreclose the lien of this Deed of Trust in any Court having jurisdiction. In any such suit, Lender may, at Lender's option, apply for and shall be entitled, as a matter of right, to the appointment of a receiver to take possession and control of, operate, maintain and preserve the Deed of Trust Properties or any part thereof, including the right to act in Grantor's stead under any and all Contracts comprising the Deed of Trust Properties, and the right to the Proceeds from the Deed of Trust Properties, to the full extent of Grantor's right to do so, and to disburse the Net Cash Flow for application upon the Secured Indebtedness until the same and all costs are fully paid. Said receiver may be authorized to sell or dispose of all or any part of the Deed of Trust Properties under orders of the Court appointing the receiver as such. Grantor agrees that in the event of any foreclosure sale, the Deed of Trust Properties or any part thereof may be sold with or without appraisement as Lender may elect, and such election may be exercised at any time prior to the entry of the decree of foreclosure. Should Lender elect to have the Deed of Trust
         Properties sold without appraisement, then Grantor hereby expressly waives appraisement. The proceeds of such sale, after paying therefrom the costs advanced or incurred by Lender in the foreclosure suit, including the costs of sale and any costs and expenses incurred in the operation of the Deed of Trust Properties by a receiver appointed upon the application of Lender, shall be applied FIRST to the payment of all costs and expenses incurred by Lender in Lender's operation of the Deed of Trust Properties if the same are so operated, and any and all sums advanced by Lender for the purpose of protecting the security, with interest at the legal rate; SECOND, to the payment of all Secured Indebtedness and other sums then secured hereby, including interest and attorney's fees, in such order of application as Lender may elect; and THIRD, any remaining balance to Grantor.

                  (c) Foreclosure by Power of Sale. Lender, as an alternative to judicial foreclosure, shall have the power to direct the Trustee to sell the Deed of Trust Properties without resort of judicial process. At its sole option, Lender may elect to exercise the power of sale as provided under and pursuant to Chapter 51, ss.51002 of the Texas Property Code, as the same may be amended from time to time, and for such purposes Grantor authorizes Lender and Trustee or Lender's and Trustee's attorneys or agents, and grants to Lender and Trustee and Lender's or Trustee's attorneys or agents the power to sell and convey the Deed of Trust Properties to a purchaser (which such purchaser may be the Lender) and to foreclose all right, title, interest and estate of Grantor and all other persons having an interest subject to the lien of this Deed of Trust in and to the Deed of Trust Properties.

         A POWER OF SALE HAS BEEN GRANTED IN THIS DEED OF TRUST. A POWER OF SALE MAY ALLOW THE LENDER AND/OR THE TRUSTEE TO TAKE THE DEED OF TRUST PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE GRANTOR UNDER THIS DEED OF TRUST.

                  (d) Remedies Cumulative. All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity, and Lender and Trustee shall, in addition to the remedies herein provided, be entitled to avail itself of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and enforcement of the covenants herein, and the foreclosure of the liens evidenced hereby including, without limitation, the right to foreclosure upon that Pledge of Membership Interest given by Grantor to Lender as collateral for the guaranty of the Note; and, the resort to any remedy provided for hereunder or thereunder or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.


                                   ARTICLE VII

                             CONCERNING THE TRUSTEE

         7.01 The Trustee may resign by an instrument in writing addressed to the Lender. The Trustee or any successor or substitute Trustee may be removed at any time with or without cause by an instrument in writing executed by the Lender and such power of removal may be exercised as frequently and at such times as the Lender may elect. In case of the absence, death, resignation or removal of the Trustee, or the inability, failure, or refusal of the Trustee to act, a successor or substitute Trustee may be appointed by the Lender by instrument complying with any applicable requirements of law, and in the absence of any such requirement, without other formality than appointment and designation in writing executed by the Lender. Such right to appoint a substitute Trustee shall exist and may be exercised as often and whenever the Lender may elect. Such appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein required, and upon the making of any such appointment and designation, all of the estate and title of the Trustee in the Deed of Trust Properties shall vest in the named successor Trustee and he or she shall thereupon succeed to, hold, possess and exercise all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee. All references herein to the Trustee shall be deemed to refer to the Trustee (including any successor appointed and designated as herein provided) from time to time acting hereunder.

         If no successor Trustee shall have been appointed as contemplated by the foregoing provisions in this Section 7.01, or if the person appointed shall not have accepted the appointment, within thirty (30) days after the occurrence of a vacancy in the office of the Trustee, the Lender or such retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee or Trustees.

         7.02 Any Trustee from time to time serving hereunder shall have the absolute right, acting independently, to take any action and to exercise any right, remedy, power or privilege conferred upon the Trustee, and any action taken by any Trustee from time to time serving hereunder shall be binding upon all other Trustees and no person dealing with any Trustee from time to time serving hereunder shall be obligated to confirm the power and authority of such Trustee to act without the concurrence of the other Trustees.

         7.03 The Trustee shall not be required to take any action for the enforcement of this instrument or the exercise of any rights or remedies hereunder or to appear in or defend any action, suit or other proceeding in connection therewith, where, in the opinion of the Trustee, such action will be likely to involve him in expense or liability, unless the Trustee be tendered security and indemnity satisfactory to him, against cost, expense or liability in connection therewith.

         7.04 It shall be no part of the duty of the Trustee to see to any recording, filing or registration of this instrument or any other instrument supplemental hereto, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Deed of Trust Properties or against Grantor or to see to the performance or observance by Grantor of any of the covenants or agreements herein contained. The Trustee shall not be responsible for the execution, acknowledgement or validity of this instrument or of any instrument supplemental hereto or of the Guaranty; or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of the holder of the Guaranty. The Trustee shall have the right to consult with legal counsel upon any matters arising hereunder, and shall be fully protected in relying as to legal matters on the advice of the legal counsel. The Trustee shall not incur any personal liability hereunder except for his own gross negligence or willful misconduct; and the Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.01. Security Interest. This instrument is a deed of trust and mortgage of both real and personal property and, if applicable, Grantor does hereby grant a security interest to Lender in the Deed of Trust Properties. This instrument therefore shall constitute a security agreement and a financing statement under the Uniform Commercial Code of each state in which any of the Deed of Trust Properties is located, as now and hereinafter in effect (the "Commercial Code") and shall cover all of the collateral hereinabove described and all proceeds of collateral. To effectuate the purposes of the foregoing and to further secure the indebtedness evidenced by the Guaranty, Grantor hereby grants to Lender, effective as of the date that Grantor has rights in the collateral, a security interest in and to the Deed of Trust Properties insofar as the Deed of Trust Properties consist of equipment, apparatus, machinery, fixtures and any and all other personal property of any kind or character attached to the real property or defined in and subject to the provisions of the Commercial Code, including the proceeds and products from any and all of such personal property. In addition to all other rights, powers, privileges and remedies, upon the occurrence of one or more events of Default as herein provided, if applicable, Lender shall be entitled to exercise all of the rights, powers, privileges and remedies available to a secured party upon default under the Commercial Code, and under the Uniform Commercial Code of each state in which any of the Deed of Trust Properties is located. The Deed of Trust shall be filed for record, among other places, in the real estate records of each county in which the Deed of Trust Properties are located, and when filed in such counties shall be effective as a financing statement covering fixtures located on natural gas and/or coal bed methane properties (and accounts arising therefrom).

         8.02. No Waivers by Lender. All options and rights of election herein provided for the benefit of Lender are continuing and the failure to exercise any such option or right or election upon a particular default or breach or upon any subsequent default or breach shall not be construed as a waiver of the right to exercise such option or election at any later date. No exercise of the rights and powers herein granted and no delay or omission in the exercise of such rights or powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time.

         8.03. Notice. Any notice, request, demand or other instrument which may be required or permitted to be given or furnished to or served upon Grantor, Lender or Trustee shall be addressed to (i) Grantor at the address shown above,
(ii) Lender at the address shown above, (iii) Trustee at the address shown above, or (iv) Grantor, Lender or Trustee at such different address(es) as shall have been designated by written notice actually received by Lender, Grantor and/or Trustee, as applicable, at least ten (10) days in advance of the date upon which such change of address shall be effective under this Section 8.03.

         8.04. Binding Effect. All terms, conditions, covenants, warranties and agreements contained herein shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of Grantor, and shall be deemed to be covenants running with the estate or in the land and all said provisions shall likewise inure to the benefit of Trustee and Lender, and their successors and assigns.

         8.05. Severability. The invalidity of any provision or provisions hereof shall not in any way affect the remaining provisions of this Deed of Trust.

         8.06. Counterparts. This Deed of Trust may be executed in numerous counterparts, each of which shall be deemed an original, and all of which are identical and together shall constitute one and the same instrument; provided that, to facilitate recordation, in any particular counterpart portions of Exhibit "A" hereto which describe properties situated in counties other than the county in which such counterpart is to be recorded may have been omitted.






                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, this instrument has been executed and delivered effective as of the 25th day of May, 2004 at 8:01 a.m. Central Daylight Savings Time.

                                    GRANTOR:

                                    REEF VENTURES, L.P.

                                    By: Arrecefe Management LLC, General Partner


                                    By: ________________________________________
                                    Name:Michael R. Ward
                                    Title: Manager





         This Deed of Trust, Mortgage with Power of Sale, Security Agreement, Financing Statement and Assignment is executed by the undersigned solely for the purpose of acknowledging and accepting the benefits conferred on Lender and to evidence its agreement with the covenants of Lender set forth herein.

                                    "LENDER"

                                    IMPACT INTERNATIONAL, L.L.C.


                                    By: /s/ Don Jacobson
                                       _________________________________________
                                    Impact Energy Services, L.L.C., Manager

                          A C K N O W L E D G E M E N T

STATE OF ______________    )
                           )       ss.
COUNTY OF ____________     )

         Before me, the undersigned, a Notary Public, in and for this State, on the _____ day of May, 2004, personally appeared Michael R. Ward, to me known to be identical person who subscribed the name of the maker thereof to the foregoing instrument as the Manager of Arrecefe Management LLC, which is the General Partner of Reef Ventures, L.P. and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.


_____________________                           ________________________________
My Commission expires                           Notary Public



A C K N O W L E D G E M E N T

STATE OF OKLAHOMA          )
                           )       ss.
COUNTY OF TULSA            )

         Before me, the undersigned, a Notary Public, in and for this State, on the _____ day of May, 2004, personally appeared Don Jacobsen to me known to be identical person who subscribed the name of the maker thereof to the foregoing instrument as the authorized agent of the Manager of Impact Energy Services, L.L.C., and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.




_____________________                           ________________________________
My Commission expires                           Notary Public

                                   EXHIBIT A-1

                       DEPICTION OF LOCATION OF FACILITIES

                                   EXHIBIT A-2

                            DESCRIPTION OF FACILITIES

                                    EXHIBIT B

                                    EASEMENTS

                                    EXHIBIT C

                                    CONTRACTS


1. Base Contract for Sale and Purchase of Natural Gas dated November 1, 2003, by and between Reef Ventures, L.P., as seller, and ONEOK Energy Marketing Company, as buyer, as assigned by ONEOK Energy Marketing Company to Coahuila Energy, L.L.C. pursuant to the terms of that Stock Purchase Agreement dated April 19, 2004.

2. Gas Purchase Contract dated May 20, 2003, by and between Maverick Gas Marketing, Ltd., as Seller, and Reef Marketing, LLC, as Buyer.

                                    EXHIBIT C
                                    ---------





                        Guaranty from Reef Ventures, L.P.


                                    GUARANTY
                                       OF
                               REEF VENTURES, L.P.
--------------------------------------------------------------------------------


         THIS GUARANTY ("Guaranty") is made effective as of the 25th day of May, 2004 at 8:01 a.m. Central Daylight Savings Time, by Guarantor (as hereinafter defined) for the benefit of Lender (as hereinafter defined).

         1. Definitions. As used in this Guaranty, the following terms shall have the meanings indicated below:

                  (a) The term "Lender" shall mean IMPACT INTERNATIONAL, L.L.C., an Oklahoma limited liability company, whose address for notice purposes is the following:

                                    111 West 5th Street
                                    Suite 720
                                    Tulsa, Oklahoma  74103

                  (b) The term "Borrower" (whether one or more) shall mean TIDELANDS OIL & GAS CORPORATION, a Nevada corporation, whose address for notice purposes is the following:

                                    1862 West Bitters
                                    Building 1
                                    San Antonio, Texas  78248

                  (c) The term "Guarantor" shall mean REEF VENTURES, L.P., a Texas limited partnership, whose address for notice purposes is the following:

                                    1862 West Bitters
                                    Building 1
                                    San Antonio, Texas  78248

                  (d) The term "Guaranteed Indebtedness" shall mean (i) all the obligations of Borrower to Lender under the Promissory Note dated as of the date hereof in the original principal amount of $6,523,773.30, (ii) all accrued but unpaid interest on any of the indebtedness described in
         (i) above, (iii) all obligations of Borrower to Lender under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above including, without limitation, under the Deed of Trust and Pledge Agreement of even date herewith and given by Guarantor to lender to secure Guarantor's obligations hereunder, (iv) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i),
         (ii), (iii) and (iv) above.

         2. Obligations. As an inducement to Lender to extend or continue to extend credit and other financial accommodations to Borrower, Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter.

         3. Character of Obligations. This is an absolute, irrevocable, continuing and unconditional Guaranty of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of the Guarantor with respect to any and all Guaranteed Indebtedness of Borrower to Lender incurred thereafter shall not be affected. All Guaranteed Indebtedness heretofore, concurrently herewith or hereafter made by Lender to Borrower shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be primarily liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

         4. Representations and Warranties. Guarantor hereby represents and warrants to Lender as follows:

                  (a) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty;

                  (b) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on Lender to provide such information to Guarantor either now or in the future;

                  (c) Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith does not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) Guarantor's Articles of Organization or Operating Agreement if Guarantor is a limited liability company;

                  (d)   Neither   Lender  nor  any  other  party  has  made  any
         representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty;

                  (e) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed Guarantor's liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay Guarantor's debts as they mature, and (iv) Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

         5. Covenants. Guarantor hereby covenants and agrees with Lender as follows:

                  (a) Guarantor shall not, so long as Guarantor's obligations under this Guaranty continue, transfer or pledge any material portion of Guarantor's assets for less than full and adequate consideration.

                  (b) Guarantor shall promptly furnish to Lender at any time and from time to time such financial statements and other financial information of Guarantor, including Guarantor's documents supporting its calculations of Net Cash Flow (as defined in the Deed of Trust and Pledge Agreement of even date herewith), as the Lender may reasonably require, in form and substance reasonably satisfactory to Lender. Lender shall take reasonable measures to hold all such information in confidence until it has been made public, and shall abide by all applicable securities and other applicable laws, including laws restricting Lender's trading in securities of Guarantor's affiliates if it obtains non-public information;

                  (c) Guarantor shall comply with all terms and provisions of the instruments and agreements evidencing, governing and securing all or any part of the Guaranteed Indebtedness that apply to Guarantor; and

                  (d) Guarantor shall promptly furnish to Lender a copy of any current or periodic report filed by Borrower with the Securities and Exchange Commission that contains information about the Guarantor.

         6. Consent and Waiver.

                  (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action of Lender, including without limitation giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

                  (b) Lender may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any commercially reasonable manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iii) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness or this Guaranty; (iv) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (v) settle or compromise all or any part of the Guaranteed
         Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Lender or others; (vi) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Lender not guaranteed under this Guaranty pursuant to paragraph 4 herein; and (vii) apply any sums paid to Lender by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as Lender, in its sole discretion, may determine.

                  (c) Should Lender seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Lender first enforce any rights or remedies against Borrower or any other person or entity liable to Lender for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or (ii) Lender shall first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Lender's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

         7. Obligations Not Impaired.

                  (a) Guarantor agrees that Guarantor's obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise, except by the payment in full (including by offset) of all Guaranteed Indebtedness; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Lender to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; or (vii) any merely technical invalidity or unenforceability of or defect or deficiency in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness or this Guaranty.

                  (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

                  (c) In the event Borrower is a corporation, joint stock association, limited liability company or partnership, or is hereafter incorporated, none of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers, members or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

         8. Actions Against Guarantor. In the event of a default in the payment or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall, upon notice, promptly pay the amount due thereon to Lender, in lawful money of the United States, at Lender's address set forth hereinabove. One or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Lender deems advisable. The exercise by Lender of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Lender shall be admissible in evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

         9. Notice of Sale. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in subparagraph 1(c) above, ten (10) days prior to the date of a public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

         10. Waiver of Lender. No delay on the part of Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Lender, and then only in the specific instance and for the purpose given.

         11. Successors and Assigns. This Guaranty is for the benefit of Lender, its successors and assigns. This Guaranty is binding upon Guarantor's heirs, executors, administrators, personal representatives and successors, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor. Either party may assign its interest in this Guaranty with the other party's prior written consent. In the event that 51% of the assets or voting stock of either party is acquired, then this Guaranty may be assigned to the acquiring party without the other party's written consent.

         12. Costs and Expenses. Guarantor shall pay on demand by Lender all costs and expenses (including without limitation all reasonable attorneys' fees) incurred by Lender in connection with the preparation, administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

         13. Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or enforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

         14. No Obligation. Nothing contained herein shall be construed as an obligation on the part of Lender to extend or continue to extend credit to Borrower.

         15. Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given.

         16. Cumulative Rights. All rights and remedies of Lender hereunder are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

         17. Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Lender by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and Lender to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

         18. Descriptive Headings. The captions in this Guaranty are for convenience only and shall not define or limit the provisions hereof.

         19. Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

         20. Construction. Each of the parties hereto acknowledges that each of the parties was actively involved in the negotiation and drafting hereof and that no law or rule of construction shall be used by which any provision hereof is construed in favor of or against any party solely because one is deemed to be the author thereof.

         21. Entire Agreement. This Guaranty contains the entire agreement between Guarantor and Lender regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings, if any, regarding same; provided, however, this Guaranty is in addition to and does not replace, cancel, modify or affect any other guaranty of Guarantor now or hereafter held by Lender that relates to Borrower or any other person or entity.

         22. Counterpart Execution. This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for Guarantor and Lender to sign the same counterpart.

         EXECUTED as of the date first above written.


                                    GUARANTOR:

                                    REEF VENTURES, L.P.

                                    By: Arrecefe Management LLC, General Partner


                                    By:_________________________________________
                                          Michael R. Ward, Manager



AGREED AND ACKNOWLEDGED:

IMPACT INTERNATIONAL, L.L.C.

By:  Impact Energy Services, L.L.C., Manager


By:______________________________________
      Don Jacobsen, Manager

                                    EXHIBIT D
                                    ---------




                                Pledge Agreement



                                PLEDGE AGREEMENT
                                ----------------


         This Pledge Agreement (the "Agreement") is entered into as of the 25th day of May, 2004 at 8:01 a.m. central daylight savings time, by and between Reef Ventures, L.P., a Texas limited partnership ("Pledgor"), and Impact International, L.L.C., an Oklahoma limited liability company ("Secured Party").

                                    RECITALS:

         WHEREAS, Secured Party, Tidelands Oil and Gas Corporation ("Tidelands"), Coahuila Pipeline, LLC ("Coahuila"), and Arrecefe Management, LLC ("Arrecefe") are parties to a Purchase and Sale Agreement (the "Purchase and Sale Agreement") of even date herewith; and

         WHEREAS, pursuant to the Purchase and Sale Agreement, Tidelands is purchasing from Secured Party all of Secured Party's right, title and interest in Pledgor and Arrecefe is purchasing from Coahuila all of the right, title and interest of Coahuila in the Pledgor; and

         WHEREAS, pursuant to the Purchase and Sale Agreement, Tidelands has issued to Secured Party a promissory note dated of even date herewith to Secured Party in the original principal amount of $6,523,773.30 (the "Note"); and

         WHEREAS, the obligations of Tidelands pursuant to the Note are secured by a guaranty of payment and performance from the Partnership; and

         WHEREAS, in order to induce the Secured Party to accept the Note pursuant to the Purchase and Sale Agreement and to accept the Guaranty of Pledgor in connection therewith ("Pledgor's Guaranty"), Pledgor desires to pledge, as security for its obligations under the Pledgor's Guaranty, all of the Pledgor's membership interest in Reef International on the terms and conditions set forth herein (the "Membership Interest").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

         1. Grant of Security Interest.

                  (a) Pledgor hereby grants to Secured Party a security interest in the Membership Interest owned by Pledgor, which represents 100% of the entire membership interest in Reef International. Pledgor shall deliver herewith a separate assignment of the certificate, if any such certificate shall exist, evidencing the Membership Interest, or a membership interest power, in blank executed by Pledgor, to be held in accordance with the terms hereof. Secured Party shall hold the certificate or power as security for the payment of the obligations contained in the Note and Pledgor's Guaranty and shall not encumber, dispose of or transfer the Membership Interest represented thereby, except in accordance with the provisions of this Pledge Agreement. If required by Secured Party, Pledgor will execute appropriate filing instruments with regard to the security interest herein granted.

                  (b) The security interest granted hereby is granted to secure the complete and punctual payment of all of Tideland's obligations due under the Note, Pledgor's obligations under the Deed of Trust dated of even date herewith (the "Deed of Trust"), and Pledgor's obligations under Pledgor's Guaranty.

                  (c) This security interest shall also secure the payment of all costs and expenses of the Secured Party for taking, holding, preparing for sale, selling and/or otherwise disposing of the Membership Interest upon default, and any and all sums expended by the Secured Party in securing compliance by Pledgor with the terms and provisions hereof.

         2. Rights of Pledgor as Member. During the term of this Agreement, as long as the Pledgor is not in default hereunder, Pledgor shall be entitled to all rights of a member in Reef International associated with the Membership Interest including all rights to vote the Membership Interest with respect to all matters, receive all payments, distributions and transfers of funds, property or cash made to Pledgor or any other party with respect to the Membership Interest and receive all other rights to which a member of Reef International is entitled.

         3. Covenants of Pledgor. So long as any obligation under this Agreement remains unsatisfied or until the security interest granted herein is released or cancelled as to the Membership Interest, whichever is earlier, Pledgor agrees that Pledgor shall not sell, transfer, assign, encumber or grant any other security interests in the Membership Interest nor allow any lien or encumbrance to attach to the Membership Interest.

         4. Representations and Warranties. Pledgor hereby represents and warrants to Secured Party that Pledgor has the right to pledge the Membership Interest to Secured Party as security for payment of the obligations under the Note and the Guaranty and to enter into and perform this Pledge Agreement; this Pledge Agreement and the pledge of the Membership Interest hereunder does not and will not violate any agreement or instrument to which Pledgor is a party or may be bound; Pledgor has not granted any security interest in and there exist no liens or encumbrances relating to the Membership Interest; the Membership Interest represents 100% of all membership interest in Reef International; and, this Pledge Agreement, when executed and delivered by Pledgor, will constitute a valid and binding obligation of Pledgor.

         5. Release of Pledged Interest. The Membership Interest being held by Secured Party hereunder shall be delivered to Pledgor and the security interest in such Membership Interest shall be released and dissolved upon performance of all of Tideland's obligations under the Note, Pledgor's obligations under the Deed of Trust, and Pledgor's obligations under Pledgor's Guaranty. Said Release and delivery of the Membership Interest and release of the security interest shall be accomplished by written notice to Secured Party that all of the provisions herein regarding the release of the security interest in such Membership Interest have been complied with and that it is the desire of Pledgor to effectuate such release. Secured Party will thereupon forthwith deliver the Membership Interest being held as security hereunder to Pledgor.

         6. Events of Default. The occurrence of any of the following events that continues without being cured for a period of ten (10) days from the date upon which Pledgor first receives notice of such breach or default from secured Party shall constitute a default (an "Event of Default") under this Pledge
Agreement:

                  (a) Default by Tidelands under the Note;

                  (b) Default by Pledgor under Pledgor's Guaranty;

                  (c) Default by Pledgor under the Deed of Trust; or

                  (d) The material breach of or default under any covenant, agreement, representation or warranty contained herein which continues without being cured for a period of ten (10) days from the date upon which Pledgor first receives notice of such breach or default from Secured Party.

         If any Event of Default occurs, then Secured Party may, at its option, declare all obligations secured hereby immediately due and payable and without further notice or default, presentment or demand for payment or other notice or demands of any kind or character, proceed to enforce payment of the same and/or exercise any and all rights and remedies provided by the Uniform Commercial Code, including, without limitation, the right of a secured party to sell the Membership Interest pledged hereunder, pursuant to which sale the Secured Party may become the owner thereof, as well as any and all other rights or remedies possessed by Secured Party at law or in equity except as limited herein. No delay, omission or failure by Secured Party to exercise any remedy or right hereunder shall impair any such remedy or right or be construed as a waiver of any default nor shall it affect any subsequent default of the same or different nature.

         7. Rights Cumulative. Pledgor agrees that the rights, powers and remedies given to Secured Party under the Note, Pledgor's Guaranty, the Deed of Trust and this Pledge Agreement and any of the instruments and agreements referred to in such agreement, are cumulative.

         8. Counterpart Execution. This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for Secured Party and Pledgor to sign the same counterpart.

         9. Successors and Assigns. This Pledge Agreement shall inure to the benefit of and be binding upon each of the Parties hereto and their respective heirs, personal representatives, successors and assigns, provided that this Agreement and all benefits, rights and remedies hereunder shall be assignable only with the written consent of the other party.

         10. Waiver. Pledgor shall not be discharged by any extension of time, additional advances and notes, renewals and extensions of the Note or the Guaranty, taking of further security, release of a part or all of the Membership Interest, extinguishment of the security interest as to all or any part of the Membership Interest, or any other act except a release and discharge of the security interest upon the full payment of all obligations secured by this Pledge Agreement, including principal, charges, expenses, fees, costs and interest.

         11. Term. The term of this Agreement shall commence with the date hereof and shall continue in full force and effect and be binding upon Pledgor until all of the obligations secured hereunder have been fully paid and performed and such payment and performance has been acknowledged in writing by Secured Party, whereupon this Pledge Agreement shall terminate.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                     Secured Party:
                                     --------------

                                     IMPACT INTERNATIONAL, L.L.C.

                                     By: Impact Energy Services, L.L.C., Manager


                                     By_________________________________________
                                              Don Jacobsen, Manager


                                     Pledgor:

                                     REEF VENTURES, L.P.

                                     By: Arrecefe Management, LLC,
                                         its General Partner


                                     By:________________________________________
                                        Michael R. Ward, Manager

                            MEMBERSHIP INTEREST POWER


         FOR VALUE RECEIVED, Reef Ventures, L.P. hereby sells, assigns and transfers unto Impact International, L.L.C., 100% of the membership interest in Reef International, L.L.C. (the "Company"), and does hereby constitute and appoint _____________________________, as attorney, to transfer such shares on the books of the Company with full power of substitution.

         DATED the ____ day of _______________, 20____.

                                                   REEF VENTURES, L.P.

                                                   By: Arrecefe Management, LLC,
                                                             its General Partner


                                                   By:__________________________
                                                      Michael R. Ward, Manager





WITNESSED BY:


_______________________________________________
Name:  ________________________________________
Title:   ______________________________________

                                    EXHIBIT E
                                    ---------




                        Partnership Financial Statements
                        --------------------------------

                  [to be supplemented under Item 7 of Form 8-K]

                                   EXHIBIT F-1




                             Assignment of GP Units
                             ----------------------




                       ASSIGNMENT OF PARTNERSHIP INTEREST
                                       IN
                               REEF VENTURES, L.P.


For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned General Partner (the "Transferor") of Reef Ventures, L.P. (the "Partnership") does, pursuant to that Agreement of Limited Partnership dated and effective April 16, 2003 at 8:00 a.m. Central Daylight Savings Time (the "Partnership Agreement"), hereby transfer, convey, set over and assign to Arrecefe Management LLC(the "Transferee"), all of the Transferor's right, title and interest in and to the Partnership, including ten (10) Units, as such term is defined in the Partnership Agreement (the "Transferred Interest"). Except as expressly provided herein, each capitalized term shall have the meaning set forth in the Partnership Agreement. This assignment is made pursuant to the Purchase and Sale Agreement dated effective as of 8:00 a.m. central daylight savings time on May 25, 2004, by and among Transferor, Transferee , Tidelands Oil and Gas Corporation and Impact International, LLC (the "Purchase Agreement"). This assignment is made subject to the execution by the Transferee of an Acceptance of Assignment, Election to Become General Partner and Adoption Agreement (the "Acceptance Agreement") by Transferee and a Unanimous Consent and First Amendment to Agreement of Limited Partnership, as attached hereto and made a part hereof.

The Transferor represents and warrants to the Transferee that the Transferred Interest is free and clear of all liens, prior assignments, claims and encumbrances whatsoever. This transfer is made with the intention of the Transferee becoming the General Partner of the Partnership under the Partnership Agreement. The foregoing Transfer is made subject to all of the terms and conditions, provisions, and requirements of the Partnership Agreement and the Certificate of Limited Partnership for the Partnership, as the same may be amended from time to time and the Purchase Agreement. Finally, this transfer is made with the intention that Transferee shall receive with the Transferred Interest the capital account of Transferor in the Partnership as of the Effective Time.

         IN WITNESS WHEREOF, this Assignment is executed and delivered effective as of 8:00 a.m. central daylight savings time on the 25th day of May, 2004 (the "Effective Time").

                                        "TRANSFEROR"

                                        Coahuila Pipeline, LLC

                                        By: Impact Energy Services, LLC, Manager


                                        By:_____________________________________
                                                Don Jacobsen, Manager

                            ACCEPTANCE OF ASSIGNMENT,
                      ELECTION TO BECOME A GENERAL PARTNER
                             AND ADOPTION AGREEMENT

         The undersigned, as the transferee ("Transferee") of all of Coahuila Pipeline, LLC's right, title and interest in and to Reef Ventures, L.P., a Texas limited partnership, including ten (10) Partnership Units which comprise one percent (1%) of all issued and outstanding Partnership Units (the "Transferred Interest") pursuant to an Assignment of Partnership Interest (the "Assignment") dated effective as of 8:00 a.m. Central Daylight Savings Time on the 25th day of May, 2004, does hereby certify, elect, attest, represent, warrant and agree as follows:

         1. All terms used herein shall have the meaning given to them in the Assignment.


         2. The undersigned hereby accepts the assignment from the Transferor of the Transferred Interest in the Partnership, all pursuant to the Assignment and agrees to accept, adopt and be bound by all of the provisions, representations, agreements, terms and conditions of the Partnership Agreement as the general partner as of the Effective Time.


         3. The undersigned hereby elects to become the General Partner of the Partnership and expressly assumes all obligations of General Partner arising under the Partnership Agreement from and after the Effective Time.


         4. The undersigned states that his, her or its address for notice purposes under the Partnership Agreement shall be as set forth beneath the undersigned's signature unless and until changed in accordance with the provision of the Partnership Agreement.


IN WITNESS WHEREOF, this Acceptance is executed and delivered on effective as of 8:00 a.m. central daylight savings time on the 25th day of May, 2004.


                                                   ARRECEFE MANAGEMENT LLC



                                                   By:__________________________
                                                      Michael R. Ward, Manager


                                                   Address for Notice Purposes:

                                                   1862 West Bitters, Building 1
                                                   San Antonio, Texas 78248

                                   EXHIBIT F-2




                           Assignment of Impact Units
                           --------------------------



                       ASSIGNMENT OF PARTNERSHIP INTEREST
                                       IN
                               REEF VENTURES, L.P.
                               -------------------


For and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Limited Partner (the "Transferor") of Reef Ventures, L.P. (the "Partnership") does, pursuant to that Agreement of Limited Partnership dated and effective April 16, 2003 at 8:00 a.m. Central Daylight Savings Time (the "Partnership Agreement"), hereby transfer, convey, set over and assign to Tidelands Oil & Gas Corporation (the "Transferee"), all of the Transferor's right, title and interest in and to the Partnership, including seven hundred twenty (720) Units, as such term is defined in the Partnership Agreement (the "Transferred Interest"). Except as expressly provided herein, each capitalized term shall have the meaning set forth in the Partnership Agreement. This assignment is made pursuant to the Purchase and Sale Agreement dated effective as of May 25, 2004, at 8:00 a.m. central daylight savings time, by and among Transferor, Transferee, Coahuila Pipeline, LLC and Arrecefe Management LLC (the "Purchase Agreement"). This assignment is made subject to the execution by the Transferee of an Acceptance of Assignment, Election to Become Limited Partner and Adoption Agreement (the "Acceptance Agreement") by Transferee and a Unanimous Consent and First Amendment to Agreement of Limited Partnership, as attached hereto and made a part hereof.

The Transferor represents and warrants to the Transferee that the Transferred Interest is free and clear of all liens, prior assignments, claims and encumbrances whatsoever. The foregoing Transfer is made subject to all of the terms and conditions, provisions, and requirements of the Partnership Agreement and the Certificate of Limited Partnership for the Partnership, as the same may be amended from time to time and the Purchase Agreement. Finally, this transfer is made with the intention that Transferee shall receive with the Transferred Interest the capital account of Transferor in the Partnership as of the Effective Time.

IN WITNESS WHEREOF, this Assignment is executed and delivered effective as of 8:00 a.m. on the 25th day of May, 2004 (the "Effective Time").

                                       "TRANSFEROR"

                                       Impact International, L.L.C.
                                       By:  Impact Energy Services, LLC, Manager


                                       By:______________________________________
                                           Don Jacobsen, Manager



                            ACCEPTANCE OF ASSIGNMENT
                             AND ADOPTION AGREEMENT
                             ----------------------

         The undersigned, as the transferee ("Transferee") of all of Impact International, L.L.C.'s right, title and interest in and to Reef Ventures, L.P., a Texas limited partnership, including seven hundred twenty (720) Partnership Units which comprise seventy-two percent (72%) of all issued and outstanding Partnership Units (the "Transferred Interest") pursuant to an Assignment of Partnership Interest (the "Assignment") dated effective as of 8:00 a.m. on the 25th day of May, 2004, does hereby certify, elect, attest, represent, warrant and agree as follows:

         5. All terms used herein shall have the meaning given to them in the Assignment.


         6. The undersigned hereby accepts the assignment from the Transferor of the Transferred Interest in the Partnership, all pursuant to the Assignment and agrees to accept, adopt and be bound by all of the provisions, representations, agreements, terms and conditions of the Partnership Agreement as a Substitute Limited Partner as of the Effective Time.


         7. The undersigned states that his, her or its address for notice purposes under the Partnership Agreement shall be as set forth beneath the undersigned's signature unless and until changed in accordance with the provision of the Partnership Agreement.


IN WITNESS WHEREOF, this Acceptance is executed and delivered on effective as of 8:00 a.m. central daylight savings time on the 25th day of May, 2004.

                                                 TIDELANDS OIL & GAS CORPORATION


                                                 By:____________________________
                                                    Michael R. Ward, President


                                                 Address for Notice Purposes:

                                                 1862 West Bitters, Building 1
                                                 San Antonio, Texas 78248

                                   EXHIBIT F-3


                             Assignment of 2003 LOI
                             ----------------------


                                  ASSIGNMENT OF
                                LETTER OF INTENT


         THIS ASSIGNMENT OF LETTER OF INTENT is dated and effective as of the 25th day of May, 2004 at 8:00 a.m. Central Daylight Savings Time, by and between IMPACT ENERGY SERVICES, L.L.C., an Oklahoma limited liability company, 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 ("Impact") and TIDELANDS OIL & GAS CORPORATION, a Nevada corporation, 1862 West Bitters, Building 1, San Antonio, Texas 78248 ("Tidelands").

                                    RECITALS

         A. By Purchase and Sale Agreement of even date herewith to which Tidelands and Seller (hereinafter defined) are parties (the "2004 Agreement"), Impact's affiliates, Impact International, L.L.C. and Coahuila Pipeline, L.L.C. (jointly "Seller") agreed to sell to Assignee and its affiliate, Arrecefe Management LLC (jointly "Buyer") and Buyer agreed to purchase from Seller all of Seller's right, title and interest in Reef Ventures, L.P., a Texas limited partnership ("Reef").

         B. A material consideration in the 2004 Agreement is the assignment by Impact and the assumption by Tidelands of Impact's rights and obligations under that Letter of Intent respecting the Formation of a Joint Venture for Construction of an International Pipeline Crossing at Eagle Pass, Texas and Piedras Negras, Mexico dated February 5, 2003, and amended April 3, 2003 (the "Letter of Intent").

         NOW, THEREFORE, for and in consideration of the sum of Ten and no/100 Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are mutually acknowledged, Impact and Tidelands hereby agree as follows:

         1. Assignment. Impact hereby sells and assigns to Tidelands all of Impact's rights and obligations in and under the Letter of Intent. Impact represents and warrants to Tidelands that Impact has neither sold, assigned, encumbered nor otherwise transferred to any other party any of the interests it obtained under the Letter of Intent, except the rights it assigned to Seller to allow it to become a party to the 2003 Purchase and Sale Agreement and partner(s) in Reef Ventures, L.P.

         2. Assumption: Tidelands hereby expressly assumes all rights and obligations of Impact in and under the Letter of Intent.

         3. Effect on 2004 Agreement. Impact and Tidelands mutually acknowledge that this Assignment is made pursuant to and a part of the transaction contemplated under the 2004 Agreement. Notwithstanding anything contained herein to the contrary, Impact and Tidelands agree that the assignment and assumption undertaken herein with respect to the Letter of Intent shall in no manner alter, diminish or adversely affect the rights of the parties to rely upon and enforce the terms and provisions of the 2004 Agreement.

         4. Counterpart Execution. This Assignment may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for the undersigned parties to sign the same counterpart.

       "Impact"                                           "Tidelands"

   IMPACT ENERGY SERVICES,                             TIDELANDS OIL & GAS
   L.L.C.                                                  CORPORATION


By:___________________________                  By:_____________________________
   Don Jacobsen, Manager                           Michael R. Ward, President

                                   EXHIBIT F-4


                             Assignment of 2003 P&S
                             ----------------------

                                  ASSIGNMENT OF
                           PURCHASE AND SALE AGREEMENT


         THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT is dated and effective as of the 25th day of May, 2004 at 8:00 a.m. Central Daylight Savings Time, by and between IMPACT INTERNATIONAL, L.L.C., an Oklahoma limited liability company, 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 ("Impact") and COAHUILA PIPELINE, L.L.C., an Oklahoma limited liability company, 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 ("Coahuila"), together with Impact being jointly called "Assignor," and TIDELANDS OIL & GAS CORPORATION, a Nevada corporation, 1862 West Bitters, Building 1, San Antonio, Texas 78248 ("Tidelands") and Arrecefe Management LLC, a Texas limited liability company, 1862 West Bitters, Building 1, San Antonio, Texas 78248 ("Arrecefe"), together with Tidelands being jointly called "Assignee."

                                    RECITALS

         A. By Purchase and Sale Agreement of even date herewith between Assignor and Assignee (the "2004 Agreement"), Assignor has agreed to sell to Assignee and Assignee has agreed to purchase from Assignor all of Assignor's right, title and interest in Reef Ventures, L.P., a Texas limited partnership ("Reef").

         B. A material consideration for both parties in the sale by Assignor of its interest in Reef to Assignee is the assignment by Assignor and the assumption by Assignee of Assignor's rights and obligations under that Purchase and Sale Agreement dated April 16, 2003, by and among Tidelands, Impact and Coahuila (the "2003 Agreement").

         NOW, THEREFORE, for and in consideration of the sum of Ten and no/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

         1. Assignment. Impact hereby sells and assigns to Tidelands all of its rights and obligations in and under the 2003 Agreement. Coahuila hereby sells and assigns to Arrecefe all of its rights and obligations in and under the 2003 Agreement. Impact and Coahuila, respectively, represent and warrant to Tidelands and Arrecefe, respectively, that they have neither sold, assigned, encumbered nor otherwise transferred to any other party any of the interests they obtained under the 2003 Agreement.

         2. Assumption. Tidelands expressly assumes all rights and obligations of Impact in and under the 2003 Agreement. Arrecefe hereby expressly assumes all rights and obligations of Coahuila in and under the 2003 Agreement.

         3. Effect on 2004 Agreement. Assignor and Assignee mutually acknowledge that this Assignment is made pursuant to and a part of the transaction contemplated under the 2004 Agreement. Notwithstanding anything contained herein to the contrary, Assignor and Assignee agree that the assignment and assumption undertaken herein with respect to the 2003 Agreement shall in no manner alter, diminish or adversely affect the rights of the parties to rely upon and enforce the terms and provisions of the 2004 Agreement.

         4. Counterpart Execution. This Assignment may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for the undersigned parties to sign the same counterpart.

           "Assignor"                                      "Assignee"

   IMPACT INTERNATIONAL, L.L.C.                        TIDELANDS OIL & GAS
   by its Managing Member,                             CORPORATION
   Impact Energy Services, LLC


By:___________________________                  By:_____________________________
     Don Jacobsen, Manager                           Michael R. Ward, President


   COAHUILA PIPELINE, L.L.C.                           ARRECEFE MANAGEMENT LLC
   by its Sole Member,
   Impact Energy Services, LLC


By:___________________________                  By:_____________________________
         Don Jacobsen, Manager                       Michael R. Ward, Manager

                                   EXHIBIT F-5
                                   -----------



                       Assignment of Gas Purchase Contract


                       ASSIGNMENT OF GAS PURCHASE CONTRACT



         FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, Reef Marketing, L.L.C. hereby sells, assigns, transfers and conveys to Reef Ventures, L.P. its rights and obligations under that Gas Purchase Contract dated May 20, 2003, by and between Maverick Gas Marketing, Ltd., as "Seller," and Reef Marketing, L.L.C., as "Buyer," a copy of which is attached hereto as Exhibit A. This Assignment is dated and effective as of the 25th of May, 2004 at 8:00 a.m. Central Daylight Savings Time.



                                                            ASSIGNOR

                                                      REEF MARKETING, L.L.C.,
                                                      By its General Partner,
                                                      Reef Ventures, L.P.



                                                      __________________________
                                                      Don Jacobsen, Manager

                                   EXHIBIT F-6
                                   -----------



                Amendment to Certificate of Limited Partnership
                -----------------------------------------------


                            CERTIFICATE OF AMENDMENT
                                       OF
                               REEF VENTURES, L.P.

         Pursuant to the provisions of Article 2 of the Texas Revised Limited Partnership Act, the undersigned hereby represents the following:

         1. The name of the limited partnership is Reef Ventures, L.P. (the "Company").

                                   AMENDMENTS

         2. The street address of the registered office of the Company is1862 W. Bitters Rd., Bldg. #1, San Antonio, TX 78248, and the name of its registered agent at such address is James B. Smith.

         3. The address of the principal office of the Company where records are kept is1862 W. Bitters Rd., Bldg. #1, San Antonio, TX 78248.

         4. Coahuila Pipeline, L.L.C. has withdrawn as general partner, and Arrecefe Management LLC, a Texas limited liability company, has been admitted by all partners as the new sole general partner.

         5. The name, mailing address, and business address of the general partner is:

            Arrecefe Management LLC
            1862 W. Bitters Rd., Bldg. #1
            San Antonio, TX 78248


EXECUTED May __, 2004.


                                              Arrecefe Management LLC,
                                              a Texas limited liability company,
                                              General Partner


                                              By:_______________________________
                                                 Michael R. Ward, Manager

                                   EXHIBIT F-7
                                   -----------



                  Amendment to Agreement of Limited Partnership
                  ---------------------------------------------



                                UNANIMOUS CONSENT
                                       AND
               FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               REEF VENTURES, L.P.
                           A TEXAS LIMITED PARTNERSHIP

--------------------------------------------------------------------------------

         This Unanimous Consent and First Amendment to the Agreement of Limited Partnership dated as of April 16, 2003 (the "Partnership Agreement") of Reef Ventures, L.P. (the "Partnership") is made as of the 25th day of May, 2004 at 8:01 a.m. central daylight savings time by and among the undersigned General Partner of the Partnership and the undersigned Limited Partners of the Partnership (collectively, the "Partners"). All terms used in this Amendment shall have the meaning given those terms in the Partnership Agreement unless otherwise defined herein or the context otherwise requires.

                                 R E C I T A L S
                                 ---------------

         A. The Partnership Agreement was entered into as of the 16th day of April, 2003, among Coahuila, Impact International, Tidelnads and Blackrock Capital Corporation ("Blackrock"), and the Partnership;

         B. Coahuila Pipeline, L.L.C., an Oklahoma limited liability company ("Coahuila"), is the current General Partner of the Partnership and will be selling all its right, title and interest in the Partnership to Arrecefe Management, LLC, a Texas limited liability company ("Arrecefe") and will withdraw as General Partner;

         C. Impact International, L.L.C., an Oklahoma limited liability company ("Impact International"), is a Limited Partner in the Partnership, and will be selling all its right, title and interest in the Partnership to Tidelands Oil & Gas Corporation ("Tidelands");

         D. In connection with the foregoing transactions, Arrecefe will become the sole General Partner of the Partnership.

         E. The Partners therefore wish to consent to the foregoing transfers, the withdrawal of Coahuila as General Partner of the Partnership, the appointment of Arrecefe as the sole General Partner of the Partnership and the withdrawal of Impact International as a Limited Partner of the Partnership;

         F. In addition, the parties wish to amend the Partnership Agreement to change all references to Coahuila as the General Partner to Arrecefe as the General Partner.

         NOW THEREFORE, the Parties agree as follows.

         1. Approval of Limited Partner Transfer. As of the date hereof, Coahuila, as General Partner and Tidelands, Impact International and Blackrock as Limited Partners consent to the sale by Impact International of its seven hundred twenty (720) Units in the Partnership to Tidelands, and agree that no opinion of counsel shall be required as set forth in Section 10.1(c)(ii) and the parties hereby waive such requirement.

         2. Approval of General Partner Transfer. As of the date hereof, Coahuila, Arrecefe, Tidelands, Impact International and Blackrock consent to the sale by Coahuila of its ten (10) Units in the Partnership to Arrecefe, and agree that no opinion of counsel shall be required as set forth in Section 10.1(c)(ii) and the parties hereby waive such requirement.

         3. Approval of Withdrawal of General Partner. As of the date hereof and in accordance with Section 10.11 of the Partnership Agreement, the parties consent to the withdrawal of Coahuila as General Partner in the Partnership.

         4. Approval of Substituted General Partner. As of the date hereof and in accordance with Section 10.11 of the Partnership Agreement, the parties consent to the admission of Arrecefe as the General Partner in the Partnership.

         5. Effective Date of Transfers. The parties hereby waive the restrictions on the effective date of transfers contained in Section 10.3 of the Partnership Agreement, and the transfers contemplated by this Unanimous Consent and Amendment shall be effective on the date hereof.

         6. Waiver of First Right of Refusal. The parties hereby waive any right of first refusal they may have under Section 10.5 or any other provision of the Partnership Agreement pursuant to which any Partner may have the option to purchase the Units sold by each of Coahuila and Impact International.

         7. Amendment of Partnership Agreement. As of the date hereof, the Partners agree to amend all references found in the Partnership Agreement to Coahuila as the General Partner of the Partnership to reflect Arrecefe as the General Partner in the Partnership.

         8. Authorization to File Amended Documents. The Partners hereby authorize Arrecefe, as the newly appointed General Partner, to file all such documents with the Secretary of State of the State of Texas as it deems necessary to facilitate the transactions contemplated hereby, including, but not limited to, an Amended Certificate of Limited Partnership to change the name of the General Partner, appoint a new registered service agent and address, and to change the principal office address of the Partnership.

         9. Incorporation by Reference. All of the terms and provisions of the Partnership Agreement are incorporated herein by reference as though fully set forth herein.

         10. Limited Effect. This Unanimous Consent and Amendment shall only amend those provisions of the Partnership Agreement as specified and shall in no other way affect the remaining provisions of the Partnership Agreement, which shall continue in full force and effect from and after the date of this Amendment.

         11. Effect. This Unanimous Consent and Amendment shall not take effect until all parties have given their written consent to the same.

         12. Counterparts. This Unanimous Consent and Amendment may be executed in any number of counterparts, each signed by different persons and all of said counterparts together shall constitute one and the same instrument, and such instrument shall be deemed to have been made, executed and delivered effective as of the date first hereinabove written, irrespective of the time or times when the same or any counterparts thereof actually may have been executed and delivered.

         13. Headings. The section headings throughout this Unanimous Consent and Amendment are for convenience and reference only, and the headings shall not be held to expand, modify, amplify or aid in the interpretation, construction or meaning of this Unanimous Consent and Amendment.

         14. Severability. If any provision of this Unanimous Consent and Amendment shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

         15. Law Governing. This Unanimous Consent and Amendment shall be construed and interpreted in accordance with and governed and enforced in all respects by the laws of the State of Texas.

         16. Entireties; Modification. This Unanimous Consent and Amendment contains the entire agreement between the Parties with respect to the subject matter of the Unanimous Consent and Amendment and no modification of the provisions of the same shall be effective unless reduced to writing and executed by each Partner.

         IN WITNESS WHEREOF, the parties have executed this Unanimous Consent and Amendment effective as of the 25th day of May, 2004.

                                               GENERAL PARTNER:
                                               ---------------

                                            Arrecefe Management, LLC


                                 By: ___________________________________________
                                            Michael R. Ward, Manager

                                               LIMITED PARTNERS:
                                               ----------------

                                         Tidelands Oil & Gas Corporation


                                 By:____________________________________________
                                            Michael R. Ward, President

                                          Blackrock Capital Corporation


                                 By:____________________________________________
                                         Matthew J. Diedzic, Jr., President

                                             AGREED AND ACKNOWLEDGED:
                                             ------------------------

                                              Coahuila Pipeline, L.L.C.

                                 By: Impact Energy Services, L.L.C., its Manager


                                 By:____________________________________________
                                              Don Jacobsen, Manager

                                           Impact International, L.L.C.

                                 By: Impact Energy Services, L.L.C., its Manager


                                 By:____________________________________________
                                             Don Jacobsen, Manager

                                   EXHIBIT G-1


                    First Amendment to Stock Purchase Warrant
                    -----------------------------------------



                               FIRST AMENDMENT TO

                             STOCK PURCHASE WARRANT



         THIS FIRST AMENDMENT TO STOCK PURCHASE WARRANT (the "Amendment")is made and entered into as of the 25th day of May, 2004, by and between, Impact International, L.L.C., an Oklahoma limited liability company ("Impact" or "Holder") and Tidelands Oil & Gas Corporation (the "Company") and relates to that certain Stock Purchase Warrant (the "Warrant") issued by the Company to Impact on April 16, 2003. All terms used herein shall have the meaning given to those terms in the Warrant unless such term is otherwise defined herein. This Amendment is made as part of the transactions set forth in the Purchase and Sale Agreement of the same date as this Amendment by and among Impact, the Company, Coahuila Pipeline, LLC, and Arrecefe Management, LLC, (the "Purchase and Sale Agreement"). The Warrant is amended as set forth below effective May 25, 2004.



         1. Stipulation of Number of Shares and Exercise Price. The parties hereby agree and stipulate that the number of shares which the Holder is entitled to receive under the Warrant is Ten Million (10,000,000) Shares of Common Stock of the Company, plus such additional Shares of Common Stock which may be issued under the terms of this Amendment, but less the five hundred thousand Shares issued by the Company to the Holder on April 13, 2004. The Exercise Price is stipulated and agreed to be $0.335 per Share. Section 1.3 of the Warrant is hereby amended consistent with the foregoing. Additionally, the Expiration Date of the Warrant is extended to April 16, 2006.


         2. Waiver of Further Adjustments. The parties agree that the provisions of Sections 2.4 and 2.5 of Article 2 of the Warrant are hereby deleted such that no further adjustments shall be made to the number of Shares to which the Warrant relates or the Exercise Price thereof except as set forth in this Amendment.


         3.       Plan of Issuance; Registration; Cashless Exercise.

                  (a) The Company hereby agrees to use its best efforts to file a registration statement ("Registration
                           Statement") with the Securities and Exchange Commission ("SEC") under the Registration Rights Agreement between the Company and Impact dated April 16, 2003, as amended contemporaneously herewith (the "Registration Agreement") relating to the Shares acquired by the Holder under the Warrant. The Registration Statement shall be filed on Form S-3 if the Company is eligible to use such form ("Form S-3") or, if the Company is not eligible to use Form S-3, then such Registration Statement shall be filed on Form SB-2 ("Form SB-2"). If, for any reason, the Company is not eligible to file on either Form S-3 or Form SB-2, the Company shall file a Registration Statement on the Form that counsel for the Company and counsel for the Holder agree is appropriate. The Company shall use its best efforts to cause the Registration Statement to become effective (i) within ninety (90) days following May 25, 2004 if the registration is on Form S-3, or (ii) within one hundred eighty (180) days following May 25, 2004 if the registration is on Form SB-2 or any other registration form. The Company agrees that is shall use its best efforts to keep the Registration Statement effective for so long as necessary to effect the sale or disposition of all Shares which may be issued under the Warrant and, without limiting the foregoing, shall file such amendments and supplements to the Registration Statement as necessary and otherwise comply with the Registration Agreement. The Company shall pay all Registration Expenses (as defined in the Registration Agreement) relating to such registration which are incurred in filing the Registration Statement and keeping the Registration Statement effective for a period of twenty-four (24) months from the date the Registration Statement is first declared effective by the SEC and all Registration Expenses (as defined in the Registration Agreement) incident to keeping the Registration Agreement effective after such twenty-four (24) month period shall be paid by the Holder.


                  (b) If the Registration Statement shall be declared effective (i) by April 7, 2005 if the registration is on Form S-3, or (ii) July 7, 2005 if the registration is on Form SB-2 or any other registration form, such Registration Statement shall be deemed, for purposes hereof, to have been timely (a "Timely Registration"). In the event of a Timely Registration, the Holder shall exercise the Warrant for all remaining Shares under the Warrant, on a cash basis (not pursuant to Section 1.2 of the Warrant) as of the effective date of such Registration Statement. In the event that the Company does not accomplish a Timely Registration, then the Holder may exercise the Warrant at any time after the date which is the last date for a Timely Registration, at its option on a cash basis or pursuant to Section 1.2 of the Warrant on a net exercise (i.e. cashless) basis for all remaining Shares available under the Warrant; it being understood however that the Company will remain obligated to use its best efforts to cause all Shares issuable to the Holder to be registered on a Registration Statement with the SEC.


                  (c) In the event that a delay occurs in the filing or effectiveness of a Registration Statement of the Company due to a force majeure event, as defined in the Amended Registration Rights Agreement, the period of such delay actually caused by such force majeure event shall be added to the time period set forth in
                           (b) in determining whether a Timely Registration has occurred.


                  (d) In the event that the Holder exercises the Warrant on a cash basis, the purchase price payable to the Company shall be paid, at the Holder's option, either in cash or by the execution and delivery to the Company of the Holder's promissory note ("Impact Note"). The Impact Note shall be in the form attached to this Amendment as Exhibit "A". The obligations under the Impact Note will be immediately cancelled in exchange for an amendment to that certain promissory note (the "Tidelands Note") given by the Company to Impact pursuant to the Purchase and Sale Agreement whereby the principal sum owed under the Tidelands Note shall be reduced and offset by the dollar amount owed under the Impact Note.


                  (e) If the Company's Registration Statement relating to the Shares of the Holder has not been declared effective on or before July 14, 2004, the Holder will be deemed to have exercised the Warrant on a net issue basis for a number of Shares such that the Company will issue on July 14, 2004 five hundred thousand (500,000) Shares to the Holder. This process will continue every ninety (90) days thereafter in blocks of shares of five hundred thousand (500,000) until the expiration of the last day on which the Company could make a Timely Registration. This process shall occur without the need for the Holder to execute or deliver a notice of exercise under the Warrant.


                  (f) By way of example, if the Company accomplishes a Timely Registration within one hundred (100) days of the date of this Amendment, the Company would have issued five hundred thousand (500,000) shares to the Holder under paragraph (e). Assuming that the number of Shares which are deemed to have been exercised under Section 1.2 of the Warrant for such issuance was 568,228 in order to arrive at the issuance of

                           500,000 shares, then the number of shares which would be remaining as available for issuance under the Warrant would then be 8,863,554 after giving effect to the exercise of 568,228 shares on April 14, 2004 and this exercise (i.e. 10,000,000 less 568,228 on April 14, 2004 and 568,228 exercised in this example); except that pursuant to paragraph (h), below, the number of shares which would be available for issuance under the Warrant will then automatically be increased by 136,456 shares such that, as a final result, the number of shares still available for issuance would be 9,000,000. In this example, the Holder would then be deemed to exercise the Warrant on a cash basis for 9,000,000 shares at $0.335 per share on the date of the Timely Registration for a purchase price of $3,015,000 which would be payable by the issuance of the Impact Note.


                  (g) The Company agrees to instruct its transfer agent to rely upon the opinion of McAfee & Taft in connection with any sale of Shares by the Holder under Rule 144.


                  (h) The parties agree that the number of Shares available for issuance under the Warrant, regardless of whether issued for cash or on a net exercise basis under the Warrant, as of April 7, 2004 and before giving effect to the issuance on April 14, 2004 was 10,000,000 shares. Therefore, in the event of exercises on a net issue basis under the Warrant, any number of shares which are deemed exercised in order to obtain Shares under the Warrant and that exceeds the number of net shares issued on such exercise shall be added as additional shares available for issuance under the Warrant such that on a net basis, the Holder would be issued a total of 10,000,000 shares. An example of the foregoing is as set forth in paragraph (f) above.


         4. Cooperation. The Company agrees that it will cooperate with the Holder in order to fully implement the provisions of this Amendment, including without limitation, the taking of all actions, execution of all instruments and the giving of all instructions as may be useful in connection with the implementation of the intentions of the parties under this Amendment.

         DATED  May __, 2004.
                                                     "COMPANY"

                                            TIDELANDS OIL & GAS CORPORATION


                                            By:_________________________________
                                                  Michael R. Ward, President


                                                       HOLDER"

                                            IMPACT INTERNATIONAL, LLC
                                            By its Managing Member Impact Energy
                                            Services, LLC


                                            By:_________________________________
                                                   Don Jacobsen, Manager

                                   EXHIBIT G-2


                First Amendment to Registration Rights Agreement
                ------------------------------------------------



                               FIRST AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT

         THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment"), is made as of May 25, 2004, by and among Tidelands Oil & Gas Corporation, a Texas corporation (the "Company") and Impact International, L.L.C., an Oklahoma limited liability company ("Impact") and relates to the Registration Rights Agreement dated as of April 16, 2003 between the Company and Impact (the "Original Agreement"). This Amendment is made as part of the transactions set forth in the Purchase and Sale Agreement of the same date as this Amendment by and among Impact, the Company, Coahuila Pipeline, LLC, and Arrecefe Management, LLC (the "Purchase and Sale Agreement"). The Original Agreement is hereby amended as follows as of May 25, 2004.

         Whereas, Impact and the Company are parties to the Original Agreement; and

         WHEREAS, the Company has issued to Impact a Stock Purchase Warrant dated April 16, 2003, as amended by the First Amendment to Stock Purchase Warrant of the same date as this Amendment (the "Warrant"); and

         WHEREAS, the Warrant requires the Company to use its best efforts to file a registration statement relating to the shares of Common Stock issuable to Impact under the Warrant and to keep the registration statement effective as set forth in the Warrant; and

         WHEREAS, Impact and the Company wish to make certain amendments to the Original Agreement in keeping with the changes made to the Warrant.

         Now, therefore, the Original Agreement is hereby modified in the following respects.

         1. Registration under Warrant. Regardless of any other provision set forth in the Original Agreement, the Company agrees to use its best efforts to register the shares of Common Stock issuable under the Warrant in the manner set forth in the Warrant. To the extent any conflict exists between the provisions hereof and the Original Agreement on the one hand and the Warrant on the other hand, the provisions of the Warrant shall control. To the extent possible, the Company shall comply with the provisions of Section 6 of the Original Agreement in performing its registration obligations under the Warrant.

         2. Registration Expenses. Section 7 of the Original Agreement is hereby modified to read as follows:

                  Section 7. Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) of compliance with securities or Blue Sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications of the Registrable Securities pursuant to
         Section 6(h)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, and (vi) fees and disbursements of all independent certified public accountants referred to in Section 6(o)(iii) hereof (including, without limitation, the expenses of any "cold comfort" letters required by this Agreement) and any other persons, including special experts retained by the Company, ("Registration Expenses"), incurred in connection with filing the Registration Statement and keeping such Registration Statement effective for a period of twenty four months from the date such Registration Statement is first declared effective shall be borne by the Company whether or not any of the Registration Statements is filed or becomes effective and any such Registration Expenses incurred as a result of keeping the Registration Statement effective after the expiration of such twenty four month period shall be borne by Impact. In any event, the Company always shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company. To the extent that the Securities and Exchange Commission staff or other Governmental Authorities raise issues regarding the nature of the warrants, their exercise, or the underlying common shares relating to registration matters which require the various agreements to be altered or modified, Impact and, or the Holder will be responsible for all associated fees and costs of such alteration or modification.

                  The Company  shall not be required to pay in any  Registration
         (i) fees and disbursements of any counsel retained by any Holder of Registrable Securities or by any underwriter (except as set forth in clauses 7(i)(B), (ii) any underwriter's fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities, or (iii) any other expenses of the Holders of Registrable Securities not specifically required to be paid by the Company pursuant to the first paragraph of this Section 7.

         3. Notice. Section 12 (b) of the Original Agreement is hereby modified to read as follows:

                  (b) Notices. All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied and confirmed, or mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the following address (or any other address that any such party may designate by written notice to the other parties):

                           If to Impact:

                                    Impact International, LLC
                                    111 West 5th Street, Suite 720
                                    Tulsa, Oklahoma  74103
                                    Attn:  Don Jacobsen
                                    Fax:  (918) 587-0076

                           If to the Company:

                                    Tidelands Oil & Gas Corporation
                                    1862 West Bitters, Building 1
                                    San Antonio, Texas 78248
                                    Attn:  Michael R. Ward
                                    Fax:   (210) 764-2930

         Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first business day following confirmation; shall, if delivered by overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five business days after the date of deposit in the United States mail.

         4. Cooperation. The Company agrees that it will cooperate with Impact in order to fully implement the provisions of the Warrant, including without limitation, the taking of all actions, execution of all instruments and the giving of all instructions as may be useful in connection with the implementation of the intentions of the parties under the Warrant.

         5. Force Majeure. In the event of a delay in the filing or effectiveness of a Registration Statement of the Company due to a force majeure event as defined below, the period of such delay actually caused by such force majeure event will be added to the time period set forth in this Agreement. Force majeure means: fire, flood, typhoon, earthquake, explosion, strikes, unavoidable accidents, war (declared or undeclared), acts of terrorism, sabotage, embargoes, acts or failure to act of Governmental Authorities, including, but not limited to, the Securities and Exchange Commission's or a state securities agency's failure to respond to the Company's registration statement or amended registration statement within thirty (30) calendar days; provided that the Company promptly notifies Impact or the Holder of the occurrence of the force majeure and takes all reasonable steps necessary to resume performance of its obligations so interfered with.

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                 TIDELANDS OIL & GAS CORPORATION


                                  By:___________________________________________
                                  Name: Michael R. Ward
                                  Title:   President


                                  IMPACT INTERNATIONAL, L.L.C.
                                  By Impact Energy Services, L.L.C., its Manager


                                  By:___________________________________________
                                  Name:    Don Jacobsen
                                  Title:   Manager

                                    EXHIBIT H


                              Termination Agreement
                              ---------------------


                              TERMINATION AGREEMENT


         THIS AGREEMENT is dated and effective as of the 25th day of May, 2004 at 8:00 a.m. Central Daylight Savings Time, by and among IMPACT INTERNATIONAL, L.L.C., an Oklahoma limited liability company, 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 ("Impact"), COAHUILA PIPELINE, L.L.C., an Oklahoma limited liability company, 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 ("Coahuila"), and TIDELANDS OIL & GAS CORPORATION, a Nevada corporation, 1862 West Bitters, Building 1, San Antonio, Texas 78248 ("Tidelands").

                                    RECITALS

         A. By Purchase and Sale Agreement of even date herewith between Impact, Coahuila, Tidelands and Arrecefe Management LLC ("Arrecefe") (the "2004 Agreement"), Impact and Coahuila have agreed to sell to Tidelands and Arrecefe, and Tidelands and Arrecefe have agreed to purchase from Impact and Coahuila all of their right, title and interest in Reef Ventures, L.P., a Texas limited partnership ("Reef").

         B. A material consideration in the 2004 Agreement is (i) a mutual termination by Impact and Tidelands of that Letter Agreement dated April 16, 2003, a copy of which is attached hereto as Exhibit A, and (ii) a termination of that Agreement to Fund Balance of Purchase Price dated April 16, 2003, by and among Impact, Coahuila and Tidelands, a copy of which is attached hereto as Exhibit B (jointly, the "Letter Agreements").

         NOW, THEREFORE, for and in consideration of the sum of Ten and no/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Termination. Impact and Tidelands hereby agree to terminate that Letter Agreement dated April 16, 2003, a copy of which is attached hereto as Exhibit A, and agree that such Letter Agreement shall be of no further force or effect. Further, Impact, Coahuila and Tidelands hereby agree to terminate that Agreement to Fund Balance of Purchase Price dated April 16, 2003, a copy of which is attached hereto as Exhibit B, and agree (i) that the conditions set forth therein were satisfied and the balance of the Purchase Price was funded, and (ii) that such Letter Agreement shall be of no further force or effect.

         2. Effect on 2004 Agreement. The signatory parties hereto mutually acknowledge that this Assignment is made pursuant to and a part of the transaction contemplated under the 2004 Agreement. Notwithstanding anything contained herein to the contrary, the parties agree that the mutual termination of the Letter Agreements undertaken herein shall in no manner alter, diminish or adversely affect the rights of the parties to rely upon and enforce the terms and provisions of the 2004 Agreement.

         3. Counterpart Execution. This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for the undersigned parties to sign the same counterpart.


          "Impact"                                     "Tidelands"

 IMPACT INTERNATIONAL, L.L.C.                         TIDELANDS OIL & GAS
 by its Managing Member,                              CORPORATION
 Impact Energy Services, LLC


By:___________________________                    By:___________________________
     Don Jacobsen, Manager                           Michael R. Ward, President


          "Coahuila"

   COAHUILA PIPELINE, L.L.C.
   by its Sole Member,
   Impact Energy Services, LLC


By:___________________________
         Don Jacobsen, Manager

                                    EXHIBIT I



                                 Mutual Release
                                 --------------




                                 MUTUAL RELEASE
                                    OF CLAIMS


         THIS MUTUAL RELEASE OF CLAIMS is dated and effective as of the 25th day of May, 2004 at 8:00 a.m. Central Daylight Savings Time, by and among IMPACT INTERNATIONAL, L.L.C., an Oklahoma limited liability company, 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 ("Impact"), COAHUILA PIPELINE, L.L.C., an Oklahoma limited liability company, 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 ("Coahuila"), IMPACT ENERGY SERVICES, L.L.C., an Oklahoma limited liability company, 111 West 5th Street, Suite 720, Tulsa, Oklahoma 74103 ("Services"), and TIDELANDS OIL & GAS CORPORATION, a Nevada corporation, 1862 West Bitters, Building 1, San Antonio 78248 ("Tidelands").

                                    RECITALS

         A. By that Letter of Intent dated February 5, 2003, and amended April 3, 2003 (the "2003 Letter of Intent"), Services and Tidelands agreed to form a joint venture for the purposes of pursuing an international pipeline crossing from Eagle Pass, Texas to Piedras Negras, Mexico (the "Project"), consisting of
(i) a 12-inch  pipeline for  transporting  natural gas (the "Gas Project"),  and
(ii) a 6-inch pipeline for transporting natural gas liquids, together with the construction of loading and unloading facilities (the "Liquids Project").

         B. Pursuant to the 2003 Letter of Intent, Tidelands, as seller, and Impact and Coahuila, as buyer, entered a Purchase and Sale Agreement dated April 16, 2003 (the "2003 Purchase Agreement"), (i) whereby Tidelands sold to Impact and Coahuila (in the proportions 99% and 1%, respectively) an undivided 75% membership interest in each Reef International, L.L.C. ("Reef International") and Reef Marketing, L.L.C. ("Reef Marketing"), and (ii) whereunder Tidelands made certain representations, warranties and covenants with respect to the Project.

         C. For purposes of effectuating the Gas Project, Impact, Coahuila, Tidelands and Blackrock Capital Corporation ("Blackrock") entered an Agreement of Limited Partnership dated April 16, 2003 (the "Partnership Agreement"), forming Reef Ventures, L.P. as a Texas limited partnership (the "Partnership").

         D. Impact, Coahuila and Services, on the one hand, and Tidelands, on the other, now wish to "unwind" their joint venture as evidenced by the 2003 Letter of Intent, the 2003 Purchase Agreement, the Partnership Agreement and other legal documents entered among them with respect to the Project on or before April 16, 2003 (the "2003 Transaction").

         E. As a material part of the intended "unwind" of the 2003 Transaction, the parties have executed (i) a letter agreement dated April 7, 2004, by and between Impact and Tidelands (the "2004 Letter of Intent"), (ii) a Purchase and Sale Agreement by and between Impact and Coahuila, as seller, and Tidelands and Arrecefe Management LLC, as buyer (the "2004 Purchase Agreement"), and (iii) various other legal documents including, without limitation, an amendment to the Partnership Agreement, a First Amendment to Stock Purchase Warrant and a First Amendment to Registration Rights Agreement (the 2004 Letter of Intent, the 2004 Purchase Agreement, and all other legal documents entered among the parties on even date herewith being collectively referred to as constituting the "2004 Transaction").

         F. The parties wish to mutually release one another from all claims, demands and obligations arising from or attendant to the 2003 Transaction without in any manner altering, impairing or otherwise adversely affecting their respective rights and obligations under the 2004 Transaction.

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Mutual Release. Impact, Coahuila and Services, for themselves and their respective officers, directors, owners, partners, members, managers, shareholders, employees, affiliates, agents, legal representatives, administrators, successors and assigns (collectively, the "Impact Group") agree to remise, release and forever discharge Tidelands, Reef International, Reef Marketing, the Partnership, and their respective officers, directors, owners, partners, members, managers, shareholders, employees, affiliates, agents, legal representatives, administrators, successors and assigns (the "Tidelands Group") of and from any and all actions, causes of action (whether legal or equitable), claims, liens and demands, whether based in contract, tort or statute and whether compensatory or punitive, including claims for attorney's fees and legal costs (collectively, "Claims"), to the extent such Claims are based in or upon the 2003 Transaction and/or the legal documents entered among the parties with respect to the Project and dated on or before April 16, 2003. Likewise, the Tidelands Group agrees to remise, release and forever discharge the Impact Group of and from any and all Claims based in or upon the 2003 Transaction and/or the legal documents entered among the parties with respect to the Project on or before April 16, 2003.

         2. Effect on 2004 Transaction. The parties mutually acknowledge and agree that nothing contained in this Mutual Release shall modify, alter, amend, diminish or otherwise adversely affect their respective rights and obligations arising in the context of the 2004 Transaction and/or under the legal documents entered among them on even date herewith, or release any claim covered by any indemnity or other obligation under such legal documents even if such legal documents are amendments to legal documents entered into and made a part of the 2003 Transaction.

         3. Counterpart Execution. This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for the undersigned parties to sign the same counterpart.

                                                 "Impact"

                                       IMPACT INTERNATIONAL, L.L.C.
                                       By its Managing Member, Impact Energy
                                       Services, L.L.C.


                                 By:____________________________________________
                                             Don Jacobsen, Manager

                                                "Coahuila"

                                         COAHUILA PIPELINE, L.L.C.
                                         By its Sole Member, Impact Energy
                                         Services, L.L.C.


                                By:_____________________________________________
                                             Don Jacobsen, Manager

                                                "Services"

                                         IMPACT ENERGY SERVICES, L.L.C.


                                By:_____________________________________________
                                             Don Jacobsen, Manager

                                               "Tidelands"

                                         TIDELANDS OIL & GAS
                                         CORPORATION


                                By:_____________________________________________
                                          Michael R. Ward, President

                              Schedule 3.1(a)(vii)
                              --------------------




                                  APPROVED AFEs